UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-09120
                                                     ---------

                            PRUDENT BEAR FUNDS, INC.
                            ------------------------
               (Exact name of registrant as specified in charter)

                             8140 WALNUT HILL LANE
                                   SUITE 300
                               DALLAS, TX  75231
                               -----------------
              (Address of principal executive offices) (Zip code)

                                 DAVID W. TICE
                        DAVID W. TICE & ASSOCIATES, LLC
                          43-46 NORRE GADE, SUITE 137
                     ST. THOMAS, U.S. VIRGIN ISLANDS 00802
                     -------------------------------------
                    (Name and address of agent for service)

                                 1-800-711-1848
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: SEPTEMBER 30, 2007
                         ------------------

Date of reporting period:  MARCH 31, 2007
                           --------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

SEMI-ANNUAL REPORT                                               MARCH 31, 2007

                               PRUDENT BEAR FUND
                                 NO LOAD SHARES
                                 CLASS C SHARES

                           PRUDENT GLOBAL INCOME FUND

                                  PRUDENT BEAR
                                  FUNDS, INC.

                                                                     May 1, 2007
Dear fellow shareholders:

The Prudent Bear Fund no-load shares returned 3.54% for the six months ending March 31, 2007, while the S&P 500 returned 7.38% and the NASDAQ Composite Index returned 7.62%. All returns include reinvestment of dividends.

Despite the sharp retrenchment in February, stocks generally trended higher over the six-month period, and since quarter end, have gone on to set new highs. However, our focus on risk control, along with strong performance from precious metals mining companies, allowed the fund to post a positive return over the six months covered by this semi-annual report.

The Prudent Global Income Fund returned 5.98% for the six months ending March 31, 2007 as the dollar index fell by 3.60%. (The dollar index compares the U.S. dollar to a basket of currencies of our major trading partners.) The fund benefited from a weakening dollar as well as strong performance from its gold stock allocation. Shareholders also benefited from coupon income generated by the fund's foreign and U.S. government bonds. Although spreads between U.S. and foreign bond yields continued to narrow over the period, U.S. yields remain higher than those of most other industrialized countries.

THE EVOLUTION OF FINANCE

Hyman Minsky, our favorite American economist, is most recognized for his maxim "stability breeds instability," as well as his path-breaking theoretical reflections on "Ponzi Finance," the "Financial Instability Hypothesis," and the "Wall Street Paradigm." While we have been heartened that Minsky has been attracting keener attention these days, too often we feel the very essence of his work, and certainly his most pertinent insights, have been either watered down or completely overlooked. We could not agree more with Minsky's view that "an understanding of the American economy requires an understanding of how the financial structure is affected by and affects the behavior of the economy over time." Whether one pitches his or her tent in the bull or bear camp or somewhere in between, there should be little debate that we continue to witness historic evolution in both the nature of finance and the underlying structure of economic systems.

We believe the current backdrop, so rife with financial excess and nuance, has elevated a "Minskian" analytical framework to the standing of "invaluable." Never has finance had such a commanding impact on the real economy; never before has Wall Street finance enjoyed such power to dictate which sectors relish spectacular booms - including its own. At the same time, the bursting subprime bubble offers a vivid example of the nature and fundamental fragility of, in Minsky's nomenclature, "Ponzi finance." We view subprime as only the latest in an ongoing - and at this point open-ended - series of booms and eventual busts. Yet despite the subprime meltdown and unfolding mortgage credit fiasco, the general backdrop remains decidedly in what Minsky referred to as the "economics of euphoria."

Look no further than the Federal Reserve's own "flow of funds" data for evidence of unrelenting financial elation. Bank Credit expanded $906 billion, or 12.1%, during 2006, with a two-year gain of 24%. Strong, yes, although Wall Street has left the banking industry in its dust. For the year, broker/dealer assets expanded 29% to $2.742 trillion, with a two-year rise of $897 billion, or 49%. At $615 billion, 2006 broker/dealer asset growth was double the previous record set in 2005, and approached triple 2000's level, then an all-time high.

In terms of financing Wall Street's spectacular expansion, Fed statistics inform us that "federal funds and security repurchase agreements" (repos) surged $484 billion, or 24%, during 2006 to $2.491 trillion, with two-year growth of $800 billion, or 51%. This market almost doubled in just five years. Over the past year, outstanding commercial paper increased $370 billion, or 22%. Money market fund assets grew $400 billion, or 20%.

In the real economy, last year was notable for a housing-led economic moderation. After posting blistering 9.0% nominal GDP expansion through last year's first quarter, nominal growth had more than halved, to 4.1%, by year end. Annual non-financial debt growth decelerated from 2005's 9.4% to 7.9%. In nominal dollars, the expansion of non-financial debt slowed to $2.100 trillion from 2005's record $2.279 trillion. Despite economic moderation - or more likely because of it - financial sector debt growth accelerated to 9.3% from 2005's 8.7%. In nominal dollars, the growth in financial sector credit market borrowings increased from 2005's $1.04 trillion to a record $1.20 trillion. Overall, total credit market borrowings (financial and non-financial) increased by a record $3.555 trillion, or 27% of GDP, and up from 2005's increase of $3.403 trillion. For perspective, total credit market borrowings increased $2.348 trillion in 2002, $2.725 trillion in 2003, and $3.002 trillion in 2004.

It is worth highlighting a few of the more significant changes in the composition of debt created. Total mortgage debt expanded $1.172 trillion, or 9.7%, during 2006, down from 2005's record $1.462 trillion, but still multiples of the annual average growth in the 1990s of $268 billion. Household mortgage debt growth slowed markedly from 13.8% to 8.9%, the slowest rate of expansion since 2000. As residential downshifted, the commercial real estate lending business went into overdrive. Commercial mortgage debt growth accelerated to 15.6%, with a notable two-year gain of 32%. Little wonder construction employment has held up so well.

Meanwhile, the corporate debt market was its most active since the telecommunications debt bubble. The pace of borrowings last year jumped to 8.3%, up sharply from 2005's 4.9%, and its fastest annual pace since 1999's 9.8%. This marked a notable reemergence of corporate debt bubble dynamics from what had been steadily rising debt growth from 2002's 0.3%, 2003's 1.9%, and 2004's 3.4%. Suddenly reaching a frenetic pace, fourth quarter borrowings expanded an eye-opening 10.9% rate, the most intensive debt expansion since the pinnacle of corporate borrowing bubble excess during 2000's second quarter. Keep in mind that this intensification was in the face of the real economy cooling.

It has been an unequivocal case of full speed ahead for "structured finance." Outstanding asset-backed securities (ABS) increased $533 billion, or 17.4%, last year. The ABS market expanded $1.12 trillion, or 50%, in only two years, and has ballooned more than 170% so far this decade. Collateralized debt obligations (CDOs) - the packaging of various types of loans, bonds, and derivatives into a multitude of securities - becomes a more prominent source of system credit and liquidity creation each year. Public CDO issuance surged to $918 billion last year, up almost 50% from a record 2005. Sales of "synthetic" CDOs - primarily bundling credit derivatives - doubled to $450 billion. And, according to the Financial Times' Gillian Tett, total public and private "CDO issuance was probably around $2,800 billion last year, a threefold increase over 2005." Amazing.

CREDIT BUBBLE IS ONGOING

There is as yet no sign of moderation from the ballooning derivatives sector. According to the Bank of International Settlements, total global derivatives positions grew 24% last year to $370 trillion. Foreign exchange derivatives grew 22% to $38 trillion, and interest-rate positions were up 24% to $262 trillion. Growing the most vigorously, credit derivatives surged 46% last year to $20.4 trillion, this after doubling in size during each of the previous two years. Here at home, U.S. bank derivatives holdings jumped 30% to end the year at $131 trillion, including credit derivatives which surged 55% to $9.0 trillion. Bank revenues from trading derivatives rose 31% to a record $18.8 billion, a vital driver of ongoing industry earnings growth during a period of waning profitability for traditional lending.

The theme that unfolded throughout 2006 - economic moderation abetting financial sector extremism - continued through 2007's first quarter. Combined profits at Goldman Sachs, Lehman Brothers, Morgan Stanley, and Bear Stearns were up 34% from 2006's first quarter to $1.9 billion. These earnings were the upshot of unparalleled balance sheet expansion, with assets at these four institutions up $239 billion, a 34% pace, during the quarter to surpass $3.0 trillion. At Merrill Lynch, 24% year-over-year (y-o-y) net revenue growth led to a 31% increase in comparable first quarter earnings. And assets expanded $137 billion at Citigroup and $57 billion at JPMorgan Chase during the quarter.

While trading gains have somewhat hit a plateau recently, the investment banking business has never been hotter. According to Dealogic, first quarter global debt issuance rose another 3% from last year's record pace to $1.73 trillion. Global issuance of corporate bonds jumped 22% to a record $700 billion. On the back of March's $98.6 billion monthly record, first quarter U.S. high-grade bond issuance was up 13% y-o-y to $273 billion. Remarkably, the ballooning financial sector accounted for about 72% of total high-grade debt sales. Virtually insatiable demand for yield pushed U.S. junk bond issuance 33% higher to $39 billion. At $26 billion, first quarter convertible debt issuance more than doubled from the prior-year period. And while U.S. mortgage-backed securities issuance slipped 5% to $248 billion, federal agency debt issuance increased 25% to $215 billion. ABS issuance was about unchanged at a robust $289 billion.
And apparently substituting commercial credits and merger and acquisition (M&A) related "leveraged loans" for subprime, year-to-date CDO issuance is, incredibly, running 20% ahead of last year's record pace.

The global mergers and acquisitions boom shows every indication of going to only greater extremes. The value of corporate deals announced during the first quarter surpassed $1.1 trillion (from Thomson Financial), a record first quarter, and up 24% from comparable 2006. First-quarter U.S. merger volumes totaled $429 billion, up 21%. The value of announced leveraged buyouts (LBO) jumped 40% to $188 billion. LBO firms are said to have raised more than $210 billion since the beginning of 2006. With typical leverage, this would provide in the neighborhood of $2 trillion of potential acquisition firepower. At the current pace, announced deals this year will surpass 2006's record $3.8 trillion, which was 38% above the 2005 level. According to Bloomberg, "loans for LBOs jumped 65% to $1.4 trillion in the past year, and sales of bonds rated below investment grade climbed to $218 billion, up 73% from the previous 12 months."

In spite of slowing GDP, escalating financial excess ensures no let-up in U.S. economic distortions and imbalances. Bubble economy effects remain conspicuous in the household sector balance sheet. For the year, household assets jumped $4.9 trillion to $69 trillion, led by a $3.2 trillion increase in financial assets, followed by a $1.5 trillion increase in real estate. And as liabilities rose "only" $1.1 trillion (almost 9%), household net worth jumped $3.8 trillion to almost $56 trillion. Net worth has now inflated almost $16 trillion, or 40%, in just four years. According to research firm The Spectrum Group, the number of U.S. households with a net worth of at least $5 million jumped 23% last year, to surpass one million, with the number rising five-fold since 1996.

Further buoying the irrepressible consumer, personal income expanded a record $658 billion, or 6.3%, during 2006, the strongest pace since 2000. This was up from 2005's $508 billion, or 5.2%, increase. Credit system bubble dynamics are at play. The housing slowdown-induced recalibration from mortgages to corporate finance has exacerbated already heightened inflationary pressures in compensation. These days, booming company cash flows and over-liquefied financial conditions fuel a bidding war for top talent, and, to only a lesser extent, for skilled workers throughout the economy. With tax receipts booming, fiscal first-half federal government revenues were 8% above the year ago level - this on top of fiscal 2006 receipts that were up 11.8% from 2005.

It's our long-held view that intractable U.S. current account deficits provide the starkest evidence of bubble excesses. Thus far, there's no indication of any meaningful improvement from last year's record $860 billion - approaching 7% of GDP - current account deficit. This is despite the approaching three-year anniversary of the Fed's "tightening" cycle, as well as today's confluence of U.S. economic moderation, a booming global economy, and ongoing double-digit export gains. "Rest of world" (from the Fed's "flow of funds") holdings of U.S. financial assets jumped a numbing $1.527 trillion last year to $12.552 trillion, up more than 50% from 2005's $1.041 trillion increase. "Rest of world" holdings of U.S. financial assets expanded on average "just" $388 billion annually during the nineties.

Private overseas demand for our debt has become woefully inadequate in the context of recycling never-ending outbound U.S. financial flows. Forced to take up the slack, ballooning foreign central bank balance sheets now inflate with reckless abandon. Foreign reserves were up almost $950 billion over the past year, or 22%, to $5.233 trillion, almost doubling the pace of expansion from the preceding 12-month period. Chinese reserves surged an incredible $325 billion, or 37%, the past year to $1.20 trillion, with an epic two-year gain of 82%. In an eye-opening development, China's reserves inflated a staggering $136 billion in the first three months of the year.

Central banks exchanging newly "minted" domestic finance for "bubble dollars," generally over-heated credit systems worldwide, and an international M&A boom go far in explaining the unprecedented global liquidity backdrop. The expansive international securities leveraging boom - certainly including the "yen carry" trade - plays a murky, yet surely prominent role as well. Despite a setback or two, the irrepressible liquidity onslaught has thus far ensured that global stock market inflation builds on last year's extravaganza. Emerging stock markets carry on their parabolic rise, while emerging debt yields sink further into uncharted lows. Even the Japanese economy is registering an inflationary pulse, notably with bubble dynamics returning with a vengeance to metro real estate markets.

INFLATION ON THE MARCH

The current backdrop is one of lavish liquidity over-abundance, a robust global economy, synchronized highly speculative financial markets, and energy, metals and commodities prices all flashing troubling price pressures. The Fed may pay only lip service, but we do take at face value the European Central Bank's (ECB) and a growing number of global central bankers' warnings about inflation. We were struck by a clear change in tone in comments made in March by Chairman
Bernanke: "When the offsetting effects of globalization on the prices of manufactured imports and on energy and commodity prices are considered together, there seems to be little basis for concluding that globalization overall has significantly reduced inflation... Indeed, the opposite may be true." We are in complete accord.

We've always believed it was only a matter of time before credit and liquidity excesses both at home and abroad manifested into more traditional inflation.
The incredible expansion in Asian manufacturing capacity ("investment inflation") coupled with our own technology and "services" output booms (the so-called "productivity miracle") held traditional consumer price inflation at bay. Keep in mind, however, that inflation dynamics are ever-evolving and, considering the backdrop, should prove especially unwieldy. We suspect that these dynamics suggest less hospitable prospects for traditional consumer prices.

The tremendous inflation experienced throughout the global energy and resource sectors now pushes potent "second round" price effects to a broadening range of goods and services, recently including an array of staples such as corn and grains, meats, milk, eggs, cereals, chewing gum, and grocery items more generally. When it comes to heightened "core" inflationary pressures, industry experts now anticipate a year of double-digit residential rent increases nationally. We'll also see how far into record territory gas prices climb this summer. And it's safe to assume another typical year of bothersome price gains throughout healthcare and education. While it is difficult-to-impossible to accurately quantify, inflationary pressures throughout "services" continue to mount. To be sure, the conventional bullish view that a housing downturn would promptly quash inflation - if "globalization" hadn't already - is today on thin ice.

PONZI FINANCE

Monetary disorder and heightened pricing pressures propagate worsening distortions throughout our maladjusted economy. Yet our nation's real estate and mortgage finance markets remain at the epicenter of bubble-induced instability and fragility. Notwithstanding the much-trumpeted view that it simply could not happen, the majority of our nation's real estate markets are now posting y-o-y price declines. An increasing number of housing markets are coming under intensifying downward price pressures. Portending greater stress over the coming months, first-quarter foreclosures were double the prior-year level. Golden State foreclosures are now running three times last year's numbers, with the data emerging out of Southern California's Inland Empire downright frightening. Perhaps in slow motion, but California real estate is an unmitigated disaster in the making.

Meanwhile, real estate market bubbles elsewhere persevere and would be pushed to only more dangerous extremes by lower interest-rates. Financial hub Greater Manhattan remains very much immersed in bubble excess, as do upper-end properties throughout the country - still fueled by the powerful confluence of booming incomes, securities market gains, and ultra-loose mortgage finance for prime borrowers. Some states have been reporting exceptional y-o-y price inflation: Prices in Utah were up 18%, Wyoming 14.3%, Idaho 14%, Washington 13.7%, and Oregon 13.5%. Commercial property prices still bubble in most markets, buttressed by tightened occupancy and expected double-digit gains in office rents. Illustrative of the current commercial real estate boom, private equity firm Blackstone recently won a feverish bidding war for Equity Office Properties Trust, "the nation's largest landlord," for a cool $39 billion.

THE SUBPRIME DEBACLE

Bubble dynamics encompass commercial real estate and linger in pockets of residential, yet the subprime meltdown is the major financial and economic development so far this year. Despite developing efforts by federal and state politicians, the Government Sponsored Enterprises (GSE), and some of our major lending institutions, credit availability will be reduced rather dramatically for riskier borrowers going forward. Importantly, this marks a key inflection point for the mortgage finance bubble and, with perhaps more of a lag than one would normally expect, the bubble economy.

Some theory is in order. Minsky adopted an economic model whereby the character of finance evolves over time with the development of three relatively distinct - and progressively riskier - categories of debt structures. Initially, there is a "tranquil" backdrop supporting an expansion of sound "hedge" finance - where "cash flows are expected to exceed the cash flow commitments on liabilities for every period." Success and enlivened animal spirits breed less robust "speculative" finance, with cash flows initially and occasionally inadequate to fully service growing debt loads. Returns are, however, at least anticipated to be sufficient over the longer-term. Finally, deepening euphoria and a cutting edge financial apparatus rear unsound "Ponzi finance." Here, "cash flows from assets in the near-term fall short of cash payment commitments" and only with some future "bonanza" will cash flows cover rapidly mounting debt service and offer any realistic hope for profits. Importantly, and somewhat translating Minsky, "a 'Ponzi finance unit' is dependent upon forthcoming credit availability/marketplace liquidity as it expands outstanding debt in order to meet ongoing financial obligations."

The subprime mortgage bubble was classic "Ponzi finance." Several years of escalation were culminating into absolutely egregious excess. Only ever-expanding quantities of finance - unrelenting reckless lending and risk intermediation - would sustain housing inflation and hold the weakest credits imaginable above water. Millions of subprime borrowers had - knowingly and otherwise - taken the bait of zero-down, variable-rate, "teaser" and complex "exotic" mortgages. Untold numbers of financial players were aggressively acquiring - both directly and indirectly - risky mortgages for their enticing yields.

It all may have exuded an aura of normalcy and sustainability. In reality, only uninterrupted borrower access to the most favorable refinancing terms, coupled with unflinching speculator demand for increasingly vulnerable mortgage end-products, could possibly have held implosion at bay. The proverbial writing was on the wall by early 2006, as the ranks of the frothiest and most overbuilt housing locales began to succumb to the downside of market bubbles. Yet the desperate search for yield in the financial markets won the day, prolonging the insatiable appetite for the riskiest mortgage paper. The powerful interplay between hedge fund, CDO, derivatives and "Wall Street finance" booms was surely at the epicenter of this dynamic.

Enterprising and often unscrupulous originators obliged hordes of horrendous credits - too many filing flawed and fraudulent loan applications - who were desperate to refinance. In many cases, homeowners and property investors were intent on making monthly payments for only as long as housing inflation was forthcoming. For many, prices stopped rising. At this point the prolonged lending boom was only delaying the day of reckoning. Wall Street mortgage pool operators eventually began to panic, inciting a bank-run-like move to hastily scour portfolios and return "early payment default" mortgages back to the thinly-capitalized originators.

Underpinned by the most fragile debt structures, the bulk of the subprime origination industry imploded in a few short weeks. Contagion effects have moved quickly to the "Alt-A" market, though nationalization of much of the U.S. mortgage market by the various government-sponsored enterprises and programs has, for the time being, established an effective firewall.

Wall Street has thus far succeeded in downplaying the ramifications of the subprime implosion, wishful thinking empowered by ongoing historic excesses throughout the vast majority of credit systems at home and abroad. Anticipating the next easing cycle, heightened speculation throughout the debt markets has aggravated system over-liquidity and exacerbated excesses, notably in corporate debt issuance, M&A, and leveraged securities speculation. And while the circumstance and timing of Ponzi scheme breakdowns are notoriously uncertain, we confidentially caution that the subprime experience provides a microcosm of overall U.S. credit system vulnerability.

FINANCIAL INNOVATION AND EXCESS DRIVING CORPORATE PROFITS

In Minsky's meticulous study of financial history - including careful analysis of financial system operations and market dynamics during his lifetime - his focus remained with monetary aspects of financing business investment in capital assets. Later in his career his theorizing did turn to the system's evolution to a phase of "money manager capitalism" commanded by a new breed of financiers with, at best, only secondary interest in the underlying real assets. But the focal point of Minsky's work remained the dynamics of the interplay between financial innovation and the corporate profit and investment cycle. When it came to identifying "Ponzi finance units," it was still predominantly an exercise of scrutinizing the banking industry and ballooning corporate balance sheets. Minsky would look elsewhere these days.

The scope and character of "money manager capitalism" has evolved profoundly since Minsky's untimely 1996 passing. Our Doug Noland has entitled this latest stage "financial arbitrage capitalism." Today, myriad and diverse financiers - predominantly non-bank institutions operating outside the purview of central bankers and financial regulators - largely disregard capital assets and real economic returns as they aggressively pursue "spread" profits chiefly through the leveraging of debt securities. As the subprime bubble has demonstrated, underlying economics are driven by profits generated through the origination, investment banking, and, especially, leveraged speculation in high-yielding loans and their securitizations. Real economy effects don't enter into the equation until the onset of the bust.

Throughout the system, behavior is now dictated by the pursuit of speculative financial returns, in contrast to true economic profits. To be sure, this is not the Capitalism that, for most of the first 200 or so years of our republic cultivated the greatest economic powerhouse the world has ever known. The entire incentive structure has been recast and subverted.

Today, financial profits command system credit and liquidity creation - and financial flows in general - and in the process govern real economy development. Subtle as it may have been, this has radically altered both the financial and economic landscape. In the process, the expansion of bank and corporate balance sheets has become almost incidental in the context of ballooning "broker/dealers," hedge funds, "repos," "fed funds," ABS, MBS, money market funds, CDOs and, let's not omit, foreign central bank holdings of U.S debt instruments.

In particular, contemporary Wall Street "structured finance" has afforded incomparably incentivized financiers the unparalleled capacity to choose their preferred yields, ratings and, increasingly, pricing for their asset holdings. On the funding side, there is unique flexibility in readily choosing the rates, terms and even currency denominations of borrowings. All the while, there is practical indifference with respect to the underlying soundness of the loans backing the structure - let alone the wealth-creating capacity of the economic assets underpinning the debt. Today's incentive structure doesn't differentiate profits from real investment from gains in financial assets. Worse yet, because the lending market for low-end housing can be exploited rapidly, in great size, and for long periods, finance is more likely to flow to endeavors such as tract housing in Palmdale rather than toward industrial capacity to produce goods for export. It may not be obvious to the exuberant crowd luxuriating in boom-time excesses, but the pricing mechanism - the lifeblood of free markets - has been severely corrupted.

At the core of marketplace distortions, derivative markets provide the opportunity to easily "hedge" or insure against various possible unfavorable outcomes, in the process emboldening speculation, leveraging, and the wholesale expansion of credit. The end result is a credit apparatus unlike any in history, with endless capacity to create "money"-like debt instruments for which there remains virtually insatiable demand. The nature of risk intermediation has been completely transformed, and the marketplace does not yet comprehend the new pressure points. But as long as each year brings with it greater credit creation, leveraged speculation, derivatives growth, and financial sector expansion - system liquidity will remain robust, securities prices will levitate, debt defaults will remain minimal and financial "spread" profits maximal - irrespective of underlying fundamental merits.

LENDING WITHOUT CONSTRAINTS

Importantly, system dynamics today governed predominantly by a speculative financial profits cycle are different from the traditional bank-financed capital investment-driven profit cycle. Fundamentally, the capacity to finance and speculate in unbounded new financial assets creates distinct dynamics. For one, traditional restraints on investment booms, in particular bank credit expansions restricted by capital/reserve requirements and other regulatory constraints, no longer apply. A financial profits boom is also not burdened by the issues of capital overinvestment, resource and productivity limitations, pressure on output prices and margins, or the variability of economic profits more generally. And especially pertinent to the current environment, central bankers potentially hold significantly more sway for longer periods over financial sector expansion and profitability than they do over real economy profitability.

The technology boom and bust is a case in point. Ponder the variability of profits during the relatively short-lived technology bubble period and contrast it to the ongoing multi-year Wall Street profits bonanza. In the former, progressive excess leading to massive overinvestment distorted and eventually induced a collapse in industry profitability, with rate cuts having little stimulating effect on perceived prospects or actual post-Bubble earnings. In the latter, at least so far, escalating excesses have created only ever-increasing profitability. Moreover, expectations run high that forthcoming rate reductions will stabilize robust financial earnings for some time to come.
Quite simply, more finance equals more financial profits; and the markets today clearly perceive that policymakers will act aggressively to ensure the ongoing free-flow of credit and liquidity.

Minsky recognized that the Federal Reserve's efforts to stabilize the system would - by nurturing a recursive cycle of risk-taking and financial permutation
- prove inevitably destabilizing. In this era of unfettered Wall Street finance, such dynamics have become incomparably more perilous. With system profits now largely dictated by uninhibited financial sector expansion, Federal Reserve stabilization protocols have fundamentally and profoundly altered the dynamics of asset-market risk-taking, leveraged speculation, and system-wide credit and liquidity creation.

Corporate profits, household incomes, asset prices, and economic performance have all evolved to the point of acute dependency on ongoing leveraged speculation and rampant credit inflation. Worse yet, system frailty goes anything but unnoticed by the powerful cadre of sophisticated market players. These aggressive profit-seekers today pursue their outsized share of wildly inflated financial fortunes with confidence that policymakers have no alternative than to sustain the boom. We live these days in the gilded age of the billionaire financial operator.

In previous shareholder letters we referred to "blow-off" excesses. The combination of diligent system observation and laborious contemplation - and the simple truism that "blow-offs" are by nature of limited duration - have given us impetus to take a slightly different analytical tack. Minsky identified "Ponzi finance" as a "deviation amplifying system." After careful study of years of credit excess begetting only greater and increasingly diffusive excess, we've come to a conclusion: To better comprehend the dynamics of the present system, the entire U.S. - and, increasingly, the global - credit system should be analyzed as having evolved into one momentous "Ponzi finance unit."

One must look all the way back to the securities leveraging heyday of 1929 to find a comparable example of speculative financial profits and "Ponzi" dynamics taking such command over system credit and liquidity flows. We choose to sound alarmist only because we've become so alarmed by recent developments. And we keep waiting for an honorable statesman to step forward and pronounce that "enough is enough" - someone with the public stature to persuade "the powers that be" that restraint is not only in order but in the vital national interest. But clear thinking and moderation are anathemas to the nature of Ponzi schemes and Minsky's "Ponzi finance units." Few will seriously contemplate the downside when there's so much easy money there for the taking.

Returning to the theme "subprime as a microcosm of U.S. credit bubble dynamics," there are today ominous parallels. For one, the writing is again on the wall. Mortgage finance is tightening, with negative portents for inflated housing prices, the over-leveraged consumer, scores of exposed debt instruments and financial institutions, and the highly maladjusted U.S. bubble economy. The underpinnings of productivity and corporate profitability have deteriorated markedly, although the true scope of the decay is masked by the current monetary backdrop. Meanwhile, massive dollar outflows are increasingly overwhelming their capacity to be "recycled" without outwardly destabilizing effects. There are indications that foreign central bankers and our other foreign creditors are losing patience, while protectionist sentiments gather steam here at home.

Analogous to technology in 1999 and subprime in 2006, today over-liquefied and highly speculative markets display steadfast determination to disregard the storm clouds. The risk envelope is pushed to only more perilous extremes. For example, first quarter earnings reports confirm that the pursuit of financial profits has realized a new magnitude. We were struck that Citigroup, JPMorgan Chase, Goldman Sachs, Morgan Stanley, Lehman Brothers, and Bear Stearns financed record balance sheet growth with a combined $202 billion expansion of "fed funds and repo" liabilities. This almost 80% growth rate was an alarming escalation beyond last year's unprecedented surge in securities-based finance.

Ponzi schemes inherently (and notoriously) experience their greatest and most destabilizing excesses late in the game. These include wild abnormalities in the scope and character of financial flows, along with the full-blown mismanagement and market misjudgment of risk. At some point, increasingly evident fallout from the mania sets in motion faltering confidence, a reversal of wayward flows and, typically, rather abrupt collapses. Again, technology stocks and subprime mortgages are illustrative.

Regarding the credit bubble these days hopelessly enmeshed in "Ponzi finance" dynamics, we'll be the first to admit that there's a thin line between our evidence of "mania fallout" and seeming confirmation of "The Golden Age of Capitalism" - as many see the current environment and, we'll note, as some historical revisionists invoke with respect to the 1920's. We'll further accept that, atypically, today's bubble is not evidenced at home by wild Roaring Twenties, 1989 Japan or Internet bubble-style stock price gains. Even conspicuous housing bubble inflation has largely subsided.

What has not subsided, however, is the massive expansion of credit instruments - large swaths of which have little to no transparency but have nonetheless evolved into the speculative instruments of choice for a monstrous global leveraged speculator community. Today, previously unimaginable "credit arbitrage" financial profits are doled out to the holders of myriad securitizations, CDOs, derivatives, and other "structured" instruments and products. It is within this peculiar mania in highly leveraged risk intermediation where we discern the type of acute fragility associated with Minsky's "Ponzi finance."

PREPARING FOR THE INEVITABLE

At this stage, to sustain what is really a multitude of inter-related bubbles will require massive and nonstop credit creation, along with imperturbable speculative fervor. From a Minskian perspective, years of financial sector innovation, permutations and gross excess have created exactly the infrastructure to give it a determined whirl. To be sure, the scope and character of current excesses create an incredibly challenging backdrop in which to manage shareholder funds. Market risk is exceptionally high, while the current trajectory of financial sector expansion virtually ensures wildly unpredictable and destabilizing financial flows. The bottom line is we foresee the near-term market environment as extraordinarily unsettled.

We continue to position the Prudent Bear Fund to profit from what we view as an unavoidable bear market - and a rather nasty one at that. At the same time, my team and I remain committed to a disciplined risk management approach, recognizing that preserving shareholder assets during speculative market run-ups is fundamental to success for bear-side investing strategies. Therefore, we manage the Prudent Bear Fund's short exposure in a liquid and diversified manner and remain inclined to err on the side of less volatility. Our long investments have continued to perform well over the last six months, contributing significantly to the fund's overall return. Gold and other precious metals prices have continued to rise which should come as no surprise given the reckless expansion of credit in today's global economy. Over the last couple of years, we have also expanded our investment in the precious metals area to include uranium stocks. As of March 31, 2007, companies in this industry accounted for about 6% of the fund. Given its favorable supply/demand fundamentals, we believe the price of uranium will continue to rise.

In our view, the dollar remains an accident waiting for a catalyst. The Prudent Global Income fund remains conservatively invested predominantly in top-quality short-term foreign government bonds.

Although the current environment is challenging on many levels, we will continue to strive to use our experience and understanding for the benefit of shareholders. While we admit considerable uncertainty with respect to near-term market direction, our confidence in intermediate and long-term prospects for fund investors has never been as high. Thank you for your continued confidence.

Sincerely,

/s/David W. Tice

David W. Tice

Past performance does not guarantee future results.

Opinions expressed in this letter are those of the fund manager, are subject to change and are not guaranteed.

THE PRUDENT BEAR FUND REGULARLY MAKES SHORT SALES OF SECURITIES, WHICH INVOLVES UNLIMITED RISK INCLUDING THE POSSIBILITY THAT LOSSES MAY EXCEED THE ORIGINAL AMOUNT INVESTED. HOWEVER, A MUTUAL FUND INVESTOR'S RISK IS LIMITED TO ONE'S AMOUNT OF INVESTMENT IN A MUTUAL FUND. THE FUND MAY ALSO USE OPTIONS AND FUTURE CONTRACTS, WHICH HAVE RISKS ASSOCIATED WITH UNLIMITED LOSSES OF THE UNDERLYING HOLDINGS DUE TO UNANTICIPATED MARKET MOVEMENTS AND FAILURE TO CORRECTLY PREDICT THE DIRECTION OF SECURITIES PRICES, INTEREST RATES AND CURRENCY EXCHANGE RATES. THE FUND MAY ALSO HOLD RESTRICTED SECURITIES PURCHASED THROUGH PRIVATE PLACEMENTS, POTENTIALLY IMPAIRING THE LIQUIDITY OF THESE PARTICULAR INVESTMENTS.

THE PRUDENT GLOBAL INCOME FUND INVESTS IN FOREIGN SECURITIES, WHICH INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS. THE FUNDS MAY ALSO INVEST IN GOLD, WHICH INVOLVES ADDITIONAL RISKS, SUCH AS THE POSSIBILITY FOR SUBSTANTIAL PRICE FLUCTUATIONS OVER A SHORT PERIOD OF TIME.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. You cannot invest directly in an index.

Please refer to the Schedule of Investments on page 28 for a list of holdings as of 3/31/07. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

While the funds are no-load, management and other expenses still apply. Please refer to the prospectus for further details.

Must be preceded or accompanied by a current prospectus.

The Prudent Bear Funds are distributed by Quasar Distributors, LLC. (05/07)

ADVISOR DISCLOSURE

On December 6, 2006, the Board of Directors of Prudent Bear Funds, Inc. (the "Board") approved the continuation of both the Prudent Bear Fund's investment advisory agreement with David W. Tice & Associates, LLC and the Prudent Global Income Fund's investment advisory agreement with David W. Tice & Associates, LLC. Prior to approving the continuation of the agreements, the Board considered:

   o the nature, extent and quality of the services provided by David W. Tice & Associates, LLC

   o   the investment performance of each Fund

   o the cost of the services to be provided and profits to be realized by David W. Tice & Associates, LLC from its relationship with each Fund

   o the extent to which economies of scale would be realized as each Fund grew and whether fee levels reflect any such economies of scale

   o   the expense ratio of each Fund

   o the manner in which portfolio transactions for each Fund are conducted, including the use of soft dollars

In considering the nature, extent and quality of the services provided by David
W. Tice & Associates, LLC, the Board recognized that the Funds require active management and that David W. Tice & Associates, LLC brings a high level of talent and expertise to the Funds.

The Board compared the performance of each Fund to benchmark mutual funds and indices over various periods of time and concluded that the performance of each Fund warranted the continuation of the agreements.

In concluding that the advisory fees payable by each Fund were reasonable, the Board considered a report prepared by David W. Tice & Associates, LLC of the costs of services provided and the profits realized by David W. Tice & Associates, LLC from its relationship with each of the Prudent Bear Fund and Prudent Global Income Fund and concluded that with respect to each Fund, the profits were reasonable and not excessive. The Board also reviewed reports prepared by U.S. Bancorp Fund Services, LLC comparing each Fund's expense ratio and the advisory fees paid by each Fund to those of other comparable mutual funds. After reviewing the reports, the Board concluded that the expense ratios were within the range of comparable mutual funds. The Board also concluded that the investment advisory fees paid to each Fund were reasonable, particularly in light of the complexity and unusual nature of the Funds and the labor-intensive investment advisory function required for the Funds. The Board noted that short selling hedge funds are also competition for the Prudent Bear Fund and the Prudent Bear Fund has reasonable fees in comparison to the hedge funds.

The Board noted that the Funds are unique in their objectives and the activities required to obtain those objectives may cause the Funds to not realize economies of scale as the Funds grow. The Board concluded that the Funds are more complicated as the Funds become larger and that the Advisor would have to hire more analysts since the Advisor cannot just put more in the Funds' current holdings.

Finally, the Board reviewed reports discussing the manner in which portfolio transactions for each Fund were conducted, including the use of soft dollars. Based on these reports, the Board concluded that the research obtained by David
W. Tice & Associates, LLC was beneficial and critical to the performance of the Funds and that David W. Tice & Associates, LLC was executing each Fund's portfolio transactions in a manner designed to obtain best execution for the Fund.

EXPENSE EXAMPLE
MARCH 31, 2007
(Unaudited)

As a shareholder of the Prudent Bear Fund or the Prudent Global Income Fund (each a "Fund" and collectively the "Funds"), you incur two types of costs: (1) redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested for the period 10/01/06
- 3/31/07.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 30 calendar days after you purchase them. Individual retirement accounts (IRAs) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PRUDENT BEAR FUND
NO LOAD SHARES

                               BEGINNING        ENDING         EXPENSES PAID
                             ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*<F5>
                                10/01/06        3/31/07      10/01/06 - 3/31/07
                             -------------   ------------    ------------------
Actual +<F1> (1)<F3>           $1,000.00       $1,035.40           $11.47
Hypothetical ++<F2> (2)<F4>    $1,000.00       $1,013.66           $11.35

  +<F1> Excluding dividends on short positions, your actual cost of investment in the Fund would be $8.63.
 ++<F2> Excluding dividends on short positions, your hypothetical cost of investment in the Fund would be $8.55.
(1)<F3> Ending account values and expenses paid during period based on a 3.54% return. The return is considered after expenses are deducted from the fund.
(2)<F4> Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
  *<F5> Expenses are equal to the Fund's annualized expense ratio of 2.26%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

PRUDENT BEAR FUND
CLASS C SHARES

                               BEGINNING        ENDING         EXPENSES PAID
                             ACCOUNT VALUE   ACCOUNT VALUE  DURING PERIOD*<F10>
                                10/01/06        3/31/07      10/01/06 - 3/31/07
                             -------------   ------------    ------------------
Actual +<F6> (1)<F8>           $1,000.00       $1,031.50           $15.25
Hypothetical ++<F7> (2)<F9>    $1,000.00       $1,009.92           $15.08

  +<F6> Excluding dividends on short positions, your actual cost of investment in the Fund would be $12.41.
 ++<F7> Excluding dividends on short positions, your hypothetical cost of investment in the Fund would be $12.29.
(1)<F8> Ending account values and expenses paid during period based on a 3.15% return. The return is considered after expenses are deducted from the fund.
(2)<F9> Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
 *<F10> Expenses are equal to the Fund's annualized expense ratio of 3.01%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

PRUDENT GLOBAL INCOME FUND

                               BEGINNING        ENDING         EXPENSES PAID
                             ACCOUNT VALUE   ACCOUNT VALUE  DURING PERIOD*<F13>
                                10/01/06        3/31/07      10/01/06 - 3/31/07
                             -------------   ------------    ------------------
Actual (1)<F11>                $1,000.00       $1,059.80           $6.52
Hypothetical (2)<F12>          $1,000.00       $1,018.60           $6.39

(1)<F11> Ending account values and expenses paid during period based on a 5.98% return. The return is considered after expenses are deducted from the fund.
(2)<F12> Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
  *<F13> Expenses are equal to the Fund's annualized expense ratio of 1.27%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

PRUDENT BEAR FUND
ALLOCATION OF PORTFOLIO ASSETS - MARCH 31, 2007 (UNAUDITED)

Common Stocks                                18.8%
Rights & Warrants                             0.5%
Purchased Put Options                         1.2%
Short Transactions                          -45.0%
Futures                                     -28.5%

Does not include investments used for collateral or short-term cash investments.

PRUDENT GLOBAL INCOME FUND
ALLOCATION OF PORTFOLIO ASSETS - MARCH 31, 2007 (UNAUDITED)

Common Stocks                                 7.5%
Convertible Bonds                             0.5%
Corporate Bonds                               3.2%
Foreign Treasury Obligations                 70.5%
Short-Term Investments                       17.6%
Other Assets in Excess of Liabilities         0.7%

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2007
(UNAUDITED)

                                                                             PRUDENT BEAR        PRUDENT GLOBAL
                                                                                 FUND             INCOME FUND
                                                                             ------------        --------------
ASSETS:
   Investments, at value
       Unaffiliated issuers (cost $590,877,073
         and $325,091,684, respectively)                                    $  610,472,275        $341,791,690
       Affiliated issuers (cost $23,966,148 and $0, respectively)               58,576,570                  --
   Deposit at brokers for short sales                                           13,252,973                  --
   Receivable from broker for proceeds on
     securities sold short                                                     280,315,311                  --
   Receivable for investments sold                                              14,628,508                  --
   Receivable for capital shares issued                                          6,027,245             357,931
   Interest and dividends receivable                                             2,168,453           3,075,024
   Cash                                                                         25,774,309                  --
   Other assets                                                                  1,058,716              35,823
                                                                            --------------        ------------
   Total Assets                                                              1,012,274,360         345,260,468
                                                                            --------------        ------------
LIABILITIES:
   Securities sold short, at value
     (Proceeds of $290,293,422 and $0, respectively)                           311,765,908                  --
   Payable for securities purchased                                              4,869,782                  --
   Payable for futures contracts                                                   179,375                  --
   Payable for capital shares redeemed                                             952,616             397,572
   Payable to Adviser                                                              712,395             218,537
   Dividends payable on short positions                                            325,980                  --
   Accrued expenses and other liabilities                                          909,134             422,832
                                                                            --------------        ------------
   Total Liabilities                                                           319,715,190           1,038,941
                                                                            --------------        ------------
NET ASSETS                                                                  $  692,559,170        $344,221,527
                                                                            --------------        ------------
                                                                            --------------        ------------
NET ASSETS CONSIST OF:
   Capital stock                                                            $  826,986,794        $321,220,124
   Accumulated net investment loss                                              (1,757,424)         (2,970,699)
   Accumulated undistributed net realized gain (loss) on long transactions, short transactions, option contracts expired or
     closed, futures contracts closed and foreign currency translation        (161,564,138)          9,297,460
   Net unrealized appreciation (depreciation) on:
       Investments                                                              54,205,624          16,700,006
       Short transactions                                                      (21,472,486)                 --
       Futures contracts                                                        (3,839,200)                 --
       Foreign currency translation                                                     --             (25,364)
                                                                            --------------        ------------
TOTAL NET ASSETS                                                            $  692,559,170        $344,221,527
                                                                            --------------        ------------
                                                                            --------------        ------------
NO LOAD SHARES:
   Net assets                                                               $  662,919,485        $344,221,527
   Shares outstanding (250,000,000 shares
     of $.0001 par value authorized)                                           113,332,489          27,490,253
   Net asset value, redemption price and offering price per share           $         5.85        $      12.52
                                                                            --------------        ------------
                                                                            --------------        ------------
CLASS C SHARES:
   Net assets                                                               $   29,639,685
   Shares outstanding (250,000,000 shares
     of $.0001 par value authorized)                                             5,254,309
   Net asset value, redemption price and offering price per share           $         5.64
                                                                            --------------
                                                                            --------------

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2007
(UNAUDITED)

                                                                         PRUDENT BEAR       PRUDENT GLOBAL
                                                                             FUND            INCOME FUND
                                                                         ------------       --------------
INVESTMENT INCOME:
   Interest income                                                        $17,583,207         $ 5,441,091
   Dividend income on long positions (net of foreign taxes
     withheld of $285 and $2,786, respectively)                                 1,614              70,313
                                                                          -----------         -----------
   Total investment income                                                 17,584,821           5,511,404
                                                                          -----------         -----------
EXPENSES:
   Investment advisory fee                                                  3,989,216           1,284,008
   Administration fee                                                         248,694             114,734
   Shareholder servicing and accounting costs                                 321,729             173,508
   Custody fees                                                                52,622              28,256
   Federal and state registration                                              35,840              16,566
   Professional fees                                                           56,054              53,908
   Distribution expense - No Load shares                                      760,149             428,003
   Distribution expense - Class C shares                                      150,774                  --
   Reports to shareholders                                                     28,026              18,408
   Directors' fees and expenses                                                 8,918               8,718
   Insurance expense                                                           33,042              24,698
   Miscellaneous expense                                                       48,776              47,476
   Dividends on short positions                                             1,776,700                  --
                                                                          -----------         -----------
   Total expenses                                                           7,510,540           2,198,283
   Expense reductions (See Note 5)                                           (180,398)            (26,947)
                                                                          -----------         -----------
   Net expenses                                                             7,330,142           2,171,336
                                                                          -----------         -----------
NET INVESTMENT INCOME                                                      10,254,679           3,340,068
                                                                          -----------         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on:
       Long transactions from sales of unaffiliated issuers                31,348,991          10,949,880
       Long transactions from sales of affiliated issuers                   1,189,845            (612,861)
       Short transactions                                                 (23,415,367)                 --
       Option contracts expired or closed                                  (6,159,249)                 --
       Futures contracts closed                                           (15,940,435)                 --
       Foreign currency translation                                              (141)             (7,303)
                                                                          -----------         -----------
       Net realized gain (loss)                                           (12,976,356)         10,329,716
   Change in unrealized appreciation on:
       Investments                                                         11,416,894           5,822,250
       Short transactions                                                   8,442,383                  --
       Futures contracts                                                    3,279,800                  --
       Foreign currency translation                                                --              79,110
                                                                          -----------         -----------
       Net change in unrealized appreciation                               23,139,077           5,901,360
                                                                          -----------         -----------
   Net realized and unrealized gain on investments                         10,162,721          16,231,076
                                                                          -----------         -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                               $20,417,400         $19,571,144
                                                                          -----------         -----------
                                                                          -----------         -----------

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            PRUDENT BEAR FUND
                                                                  -------------------------------------
                                                                  SIX MONTHS ENDED       YEAR ENDED
                                                                   MARCH 31, 2007    SEPTEMBER 30, 2006
                                                                  ----------------   ------------------
                                                                    (UNAUDITED)
OPERATIONS:
   Net investment income                                            $ 10,254,679        $ 13,738,339
   Net realized gain (loss) on:
       Long transactions from sales of unaffiliated issuers           31,348,991          20,838,629
       Long transactions from sales of affiliated issuers              1,189,845          19,395,955
       Short transactions                                            (23,415,367)         (8,407,285)
       Option contracts expired or closed                             (6,159,249)         (4,545,159)
       Futures contracts closed                                      (15,940,435)         (1,977,543)
       Foreign currency translation                                         (141)                 --
   Change in unrealized appreciation (depreciation) on:
       Investments                                                    11,416,894          16,746,345
       Short transactions                                              8,442,383         (20,557,621)
       Futures contracts                                               3,279,800          (8,164,000)
                                                                    ------------        ------------
   Net increase in net assets resulting from operations               20,417,400          27,067,660
                                                                    ------------        ------------
DISTRIBUTIONS TO NO LOAD SHAREHOLDERS
   FROM NET INVESTMENT INCOME                                        (19,661,437)         (4,250,205)
                                                                    ------------        ------------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS
   FROM NET INVESTMENT INCOME                                           (810,835)           (169,533)
                                                                    ------------        ------------
CAPITAL SHARE TRANSACTIONS (Note 2):
   Proceeds from shares issued                                       184,457,838         510,760,585
   Redemption fees                                                        77,604             382,022
   Shares issued to holders in reinvestment of dividends              17,452,193           3,712,744
   Cost of shares redeemed                                          (190,961,153)       (286,725,206)
                                                                    ------------        ------------
   Net increase in net assets resulting
     from capital share transactions                                  11,026,482         228,130,145
                                                                    ------------        ------------
TOTAL INCREASE IN NET ASSETS                                          10,971,610         250,778,067
NET ASSETS:
   Beginning of period                                               681,587,560         430,809,493
                                                                    ------------        ------------
   End of period (including accumulated net
     investment income (loss) of ($1,757,424)
     and $8,460,169, respectively)                                  $692,559,170        $681,587,560
                                                                    ------------        ------------
                                                                    ------------        ------------

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

                                                                        PRUDENT GLOBAL INCOME FUND
                                                                  -------------------------------------
                                                                  SIX MONTHS ENDED       YEAR ENDED
                                                                   MARCH 31, 2007    SEPTEMBER 30, 2006
                                                                  ----------------   ------------------
                                                                    (UNAUDITED)
OPERATIONS:
   Net investment income                                            $  3,340,068        $  4,969,041
   Net realized gain (loss) on:
       Long transactions from sales of unaffiliated issuers           10,949,880           5,939,783
       Long transactions from sales of affiliated issuers               (612,861)                 --
       Foreign currency translation                                       (7,303)         (1,333,301)
   Change in unrealized appreciation on:
       Investments                                                     5,822,250          13,125,816
       Foreign currency translation                                       79,110             195,361
                                                                    ------------        ------------
   Net increase in net assets resulting from operations               19,571,144          22,896,700
                                                                    ------------        ------------
DISTRIBUTIONS TO NO LOAD SHAREHOLDERS
   FROM NET INVESTMENT INCOME                                         (3,272,767)           (603,095)
   FROM NET REALIZED GAINS                                           (10,574,453)         (1,753,869)
                                                                    ------------        ------------
   TOTAL DISTRIBUTIONS                                               (13,847,220)         (2,356,964)
                                                                    ------------        ------------
CAPITAL SHARE TRANSACTIONS (Note 2):
   Proceeds from shares issued                                        64,736,288         149,501,678
   Redemption fees                                                        14,269              32,998
   Shares issued to holders in reinvestment of dividends              12,411,379           2,128,752
   Cost of shares redeemed                                           (84,891,127)       (168,987,580)
                                                                    ------------        ------------
   Net decrease in net assets resulting
     from capital share transactions                                  (7,729,191)        (17,324,152)
                                                                    ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               (2,005,267)          3,215,584
NET ASSETS:
   Beginning of period                                               346,226,794         343,011,210
                                                                    ------------        ------------
   End of period (including accumulated
     net investment loss of $2,970,699
     and $3,038,000, respectively)                                  $344,221,527        $346,226,794
                                                                    ------------        ------------
                                                                    ------------        ------------

   The accompanying notes are an integral part of these financial statements.

PRUDENT BEAR FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share outstanding throughout each period.

                                                                                   NO LOAD SHARES
                                                   ------------------------------------------------------------------------------
                                                   SIX MONTHS       YEAR         YEAR          YEAR          YEAR          YEAR
                                                     ENDED         ENDED         ENDED         ENDED        ENDED         ENDED
                                                   MARCH 31,     SEPT. 30,     SEPT. 30,     SEPT. 30,    SEPT. 30,     SEPT. 30,
                                                      2007          2006         2005          2004          2003          2002
                                                   ---------     ---------     ---------     ---------    ---------     ---------
                                                  (UNAUDITED)
Per Share Data:
   Net asset value, beginning of period               $5.84         $5.47        $5.71         $6.84         $8.31         $6.31
                                                      -----         -----        -----         -----         -----         -----
Income from investment operations:
   Net investment income (loss)(1)<F14>(2)<F15>        0.09          0.15        (0.00)(4)     (0.02)        (0.05)         0.06
                                                                                      <F17>
   Net realized and unrealized
     gains (losses) on investments                     0.11          0.28        (0.24)        (0.78)        (0.96)         2.08
                                                      -----         -----        -----         -----         -----         -----
   Total from investment operations                    0.20          0.43        (0.24)        (0.80)        (1.01)         2.14
                                                      -----         -----        -----         -----         -----         -----
Redemption fees                                        0.00(4)       0.00(4)      0.00(4)       0.00(4)         --            --
                                                          <F17>         <F17>        <F17>         <F17>
                                                      -----         -----        -----         -----         -----         -----
Less distributions:
   Dividends from net investment income               (0.19)        (0.06)          --         (0.33)        (0.22)        (0.14)
   Distributions from net realized gains                 --            --           --            --         (0.24)           --
                                                      -----         -----        -----         -----         -----         -----
   Total distributions                                (0.19)        (0.06)          --         (0.33)        (0.46)        (0.14)
                                                      -----         -----        -----         -----         -----         -----
Net asset value, end of period                        $5.85         $5.84        $5.47         $5.71         $6.84         $8.31
                                                      -----         -----        -----         -----         -----         -----
                                                      -----         -----        -----         -----         -----         -----
Total return                                           3.54%(6)      7.92%       (4.20)%      (12.03)%      (12.58)%       35.47%
                                                           <F19>
Supplemental data and ratios:
   Net assets, end of period (000's)               $662,919      $650,305     $411,780      $429,469      $541,452      $521,030
   Ratio of total expenses
     to average net assets:
       Before expense reductions                       2.32%(7)      2.49%        2.58%         2.28%         2.30%         2.29%
                                                           <F20>
       After expense reductions(5)<F18>                2.26%(7)      2.49%        2.58%         2.27%         2.27%         2.24%
                                                           <F20>
   Ratio of dividends on short positions
     to average net assets                             0.56%(7)      0.72%        0.73%         0.44%         0.44%         0.40%
                                                           <F20>
   Ratio of expenses to average net assets
     excluding dividends on short positions:
       Before expense reductions                       1.76%(7)      1.77%        1.85%         1.84%         1.86%         1.89%
                                                           <F20>
       After expense reductions(5)<F18>                1.70%(7)      1.77%        1.85%         1.83%         1.83%         1.84%
                                                           <F20>
   Ratio of net investment income (loss)
     to average net assets                             3.25%(7)      2.60%       (0.03)%       (0.38)%       (0.71)%        0.93%
                                                           <F20>
   Portfolio turnover rate(3)<F16>                       48%          104%         129%          138%          178%          266%

(1)<F14> Net investment income (loss) per share before dividends on short positions for the periods ended March 31, 2007, September 30, 2006, September 30, 2005, September 30, 2004, September 30, 2003, and September 30, 2002 was $0.11, $0.19, $0.04, $0.00, $(0.02), and $0.08,
          respectively.
(2)<F15> Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)<F16> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)<F17>  Amount calculated is less than $0.005.
(5)<F18>  See Note 5 in Notes to the Financial Statements.
(6)<F19>  Not annualized.
(7)<F20>  Annualized.

   The accompanying notes are an integral part of these financial statements.

PRUDENT BEAR FUND
FINANCIAL HIGHLIGHTS (CONT.)

Selected per share data is based on a share outstanding throughout each period.

                                                                                   CLASS C SHARES
                                                   ------------------------------------------------------------------------------
                                                   SIX MONTHS       YEAR         YEAR          YEAR          YEAR          YEAR
                                                     ENDED         ENDED         ENDED         ENDED        ENDED         ENDED
                                                   MARCH 31,     SEPT. 30,     SEPT. 30,     SEPT. 30,    SEPT. 30,     SEPT. 30,
                                                      2007          2006         2005          2004          2003          2002
                                                   ---------     ---------     ---------     ---------    ---------     ---------
                                                  (UNAUDITED)
Per Share Data:
Net asset value, beginning of period                  $5.62         $5.29        $5.56         $6.68         $8.14         $6.23
                                                      -----         -----        -----         -----         -----         -----
Income from investment operations:
   Net investment income (loss)(1)<F21>(2)<F22>        0.07          0.11        (0.04)        (0.07)        (0.10)         0.01
   Net realized and unrealized
     gains (losses) on investments                     0.10          0.26        (0.24)        (0.75)        (0.94)         2.03
                                                      -----         -----        -----         -----         -----         -----
   Total from investment operations                    0.17          0.37        (0.28)        (0.82)        (1.04)         2.04
                                                      -----         -----        -----         -----         -----         -----
Redemption fees                                        0.00(4)       0.00(4)      0.01          0.00(4)         --            --
                                                          <F24>         <F24>                      <F24>
                                                      -----         -----        -----         -----         -----         -----
Less distributions:
   Dividends from net investment income               (0.15)        (0.04)          --         (0.30)        (0.18)        (0.13)
   Distributions from net realized gains                 --            --           --            --         (0.24)           --
                                                      -----         -----        -----         -----         -----         -----
   Total distributions                                (0.15)        (0.04)          --         (0.30)        (0.42)        (0.13)
                                                      -----         -----        -----         -----         -----         -----
Net asset value, end of period                        $5.64         $5.62        $5.29         $5.56         $6.68         $8.14
                                                      -----         -----        -----         -----         -----         -----
                                                      -----         -----        -----         -----         -----         -----
Total return                                           3.15%(6)      7.14%       (4.86)%      (12.72)%      (13.21)%       34.18%
                                                           <F26>
Supplemental data and ratios:
   Net assets, end of period (000's)                $29,640       $31,283      $19,029       $15,971       $13,059        $7,842
   Ratio of total expenses
     to average net assets:
       Before expense reductions                       3.07%(7)      3.24%        3.33%         3.03%         3.05%         3.04%
                                                           <F27>
       After expense reductions(5)<F25>                3.01%(7)      3.24%        3.33%         3.02%         3.02%         2.99%
                                                           <F27>
   Ratio of dividends on short positions
     to average net assets                             0.56%(7)      0.72%        0.73%         0.44%         0.44%         0.40%
                                                           <F27>
   Ratio of expenses to average net assets
     excluding dividends on short positions:
       Before expense reductions                       2.51%(7)      2.52%        2.60%         2.59%         2.61%         2.64%
                                                           <F27>
       After expense reductions(5)<F25>                2.45%(7)      2.52%        2.60%         2.58%         2.58%         2.59%
                                                           <F27>
   Ratio of net investment income (loss)
     to average net assets                             2.50%(7)      1.85%       (0.78)%       (1.13)%       (1.46)%        0.18%
                                                           <F27>
   Portfolio turnover rate(3)<F23>                       48%          104%         129%          138%          178%          266%

(1)<F21> Net investment income (loss) per share before dividends on short positions for the periods ended March 31, 2007, September 30, 2006, September 30, 2005, September 30, 2004, September 30, 2003, and September 30, 2002 was $0.09, $0.14, $(0.00)(4)<F24>, $(0.04),
          $(0.07), and $0.04, respectively.
(2)<F22> Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)<F23> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)<F24>  Amount calculated is less than $0.005.
(5)<F25>  See Note 5 in Notes to the Financial Statements.
(6)<F26>  Not annualized.
(7)<F27>  Annualized.

   The accompanying notes are an integral part of these financial statements.

PRUDENT GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS (CONT.)

Selected per share data is based on a share outstanding throughout each period.


                                                   SIX MONTHS       YEAR         YEAR          YEAR          YEAR          YEAR
                                                     ENDED         ENDED         ENDED         ENDED        ENDED         ENDED
                                                   MARCH 31,     SEPT. 30,     SEPT. 30,     SEPT. 30,    SEPT. 30,     SEPT. 30,
                                                      2007          2006         2005          2004          2003          2002
                                                   ---------     ---------     ---------     ---------    ---------     ---------
                                                  (UNAUDITED)
Per Share Data:
Net asset value, beginning of period                 $12.30        $11.53       $12.41        $12.49        $11.15        $ 9.31
                                                     ------        ------       ------        ------        ------        ------
Income from investment operations:
   Net investment income                               0.12(2)       0.17(2)      0.12(2)       0.16(2)       0.11(1)       0.14(1)
                                                          <F29>         <F29>        <F29>         <F29>         <F28>         <F28>
   Net realized and unrealized
     gains (losses) on investments                     0.61          0.68        (0.03)         0.35          1.65          1.94
                                                     ------        ------       ------        ------        ------        ------
   Total from investment operations                    0.73          0.85         0.09          0.51          1.76          2.08
                                                     ------        ------       ------        ------        ------        ------
Redemption fees                                        0.00(3)       0.00(3)      0.00(3)       0.00(3)         --            --
                                                          <F30>         <F30>        <F30>         <F30>
                                                     ------        ------       ------        ------        ------        ------
Less distributions:
   Dividends from net investment income               (0.12)        (0.02)       (0.81)        (0.55)        (0.28)        (0.23)
   Distributions from net realized gains              (0.39)        (0.06)       (0.12)        (0.04)        (0.14)        (0.01)
   Return of capital                                     --            --        (0.04)           --            --            --
                                                     ------        ------       ------        ------        ------        ------
   Total distributions                                (0.51)        (0.08)       (0.97)        (0.59)        (0.42)        (0.24)
                                                     ------        ------       ------        ------        ------        ------
Net asset value, end of period                       $12.52        $12.30       $11.53        $12.41        $12.49        $11.15
                                                     ------        ------       ------        ------        ------        ------
                                                     ------        ------       ------        ------        ------        ------
Total return                                           5.98%(5)      7.47%        0.56%         4.15%        16.03%        22.54%
                                                           <F32>
Supplemental data and ratios:
   Net assets, end of period (000's)               $344,222      $346,227     $343,011      $462,762      $480,104      $126,191
   Ratio of operating expenses
     to average net assets:
       Before expense reductions                       1.28%(6)      1.27%        1.31%         1.31%         1.34%         1.55%
                                                           <F33>
       After expense reductions(4)<F31>                1.27%(6)      1.27%        1.31%         1.27%         1.34%         1.50%
                                                           <F33>
   Ratio of net investment income
     to average net assets                             1.95%(6)      1.43%        0.97%         1.24%         0.69%         1.34%
                                                           <F33>
   Portfolio turnover rate                               63%           57%         232%           98%          117%           82%

(1)<F28> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F29> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)<F30>  Amount calculated is less than $0.005.
(4)<F31>  See Note 5 in Notes to the Financial Statements.
(5)<F32>  Not annualized.
(6)<F33>  Annualized.

   The accompanying notes are an integral part of these financial statements.

PRUDENT BEAR FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2007
(UNAUDITED)

   SHARES                                                                                                                 VALUE
   ------                                                                                                                 -----
                  COMMON STOCKS -- 18.8%

                  BASIC MATERIALS -- 11.3%
   1,000,000      Alberta Star Development Corp.
                    (Acquired 9/20/05, Cost $333,753)(a)<F34>(b)<F35>(c)<F36>(d)<F37>                                 $  1,888,263
     150,000      Anatolia Minerals Development Ltd.(a)<F34>                                                               773,062
     900,000      Anatolia Minerals Development Ltd.
                    (Acquired 12/15/04, Cost $1,275,345)(a)<F34>(b)<F35>(c)<F36>(d)<F37>                                 4,638,372
     450,000      Anatolia Minerals Development Ltd.
                    (Acquired 1/08/07, Cost $985,748)(a)<F34>(b)<F35>(c)<F36>(d)<F37>                                    1,971,308
     714,715      Aquiline Resources, Inc.(a)<F34>                                                                       5,169,225
      78,125      Aquiline Resources, Inc. (Acquired 11/15/06, Cost $137,665)(a)<F34>(b)<F35>(c)<F36>(d)<F37>              565,044
     275,000      Aurora Energy Resources, Inc. (Acquired 3/22/06, Cost $850,662)(a)<F34>(b)<F35>(c)<F36>(d)<F37>        3,689,692
   1,000,000      Candente Resource Corp.(a)<F34>                                                                        1,143,352
   5,512,798      Capstone Mining Corp.(a)<F34>(e)<F38>                                                                  9,932,109
     592,000      Capstone Mining Corp.
                    (Acquired 12/21/05 & 5/12/06, Cost $617,436)(a)<F34>(b)<F35>(c)<F36>(d)<F37>(e)<F38>                 1,066,574
     705,883      Capstone Mining Corp. (Acquired 5/11/06, Cost $805,208)(a)<F34>(b)<F35>(c)<F36>(d)<F37>(e)<F38>        1,271,751
      87,000      Chesapeake Gold Corp.(a)<F34>                                                                            513,937
     546,200      East Asia Minerals Corporation(a)<F34>                                                                   331,174
   1,127,038      East Asia Minerals Corporation (Acquired 3/03/05, Cost $402,548)(a)<F34>(b)<F35>(c)<F36>(d)<F37>         683,349
     300,000      East Asia Minerals Corporation (Acquired 10/27/05, Cost $317,161)(a)<F34>(b)<F35>(c)<F36>(d)<F37>        181,897
       9,091      Fronteer Development Group Inc.(a)<F34>                                                                  116,620
     400,000      Fronteer Development Group Inc. (Acquired 2/16/05, Cost $567,569)(a)<F34>(b)<F35>(c)<F36>(d)<F37>      5,131,226
     454,545      Fronteer Development Group Inc. (Acquired 4/11/06, Cost $651,934)(a)<F34>(b)<F35>(c)<F36>(d)<F37>      5,830,932
     200,000      Fronteer Development Group Inc. (Acquired 2/26/07, Cost $467,313)(a)<F34>(b)<F35>(c)<F36>(d)<F37>      2,180,771
   1,155,000      Gold Canyon Resources, Inc.(a)<F34>                                                                      335,145
   1,298,265      Golden Cycle Gold Corporation(a)<F34>(e)<F38>                                                          9,087,855
   2,643,513      Golden Phoenix Minerals, Inc.(a)<F34>                                                                    875,003
   2,300,000      International KRL Resources Corp.(a)<F34>                                                                687,311
     500,000      Magnum Uranium Corp.(a)<F34>                                                                             524,036
   3,235,000      Pershing Resources Corporation Inc.(a)<F34>                                                              355,850
     500,000      Powertech Uranium Corp. (Acquired 5/11/06, Cost $451,138)(a)<F34>(b)<F35>(c)<F36>(d)<F37>              1,736,683
   1,821,403      Rimfire Minerals Corporation(a)<F34>(e)<F38>                                                           3,281,523
   2,792,300      Sabina Silver Corporation(a)<F34>(e)<F38>                                                              6,893,075
     300,000      Silver Spruce Resources, Inc.(a)<F34>                                                                    467,735
   1,737,599      Silverstone Resources Corp.
                    (Acquired 12/16/03 - 12/15/04, Cost $0)(a)<F34>(b)<F35>(c)<F36>(d)<F37>(e)<F38>                      2,408,106
     432,628      Silverstone Resources Corp.
                    (Acquired 12/21/05 & 5/03/06, Cost $0)(a)<F34>(b)<F35>(c)<F36>(d)<F37>(e)<F38>                         599,571
   1,400,000      Skygold Ventures Ltd.(a)<F34>                                                                          2,037,245
     159,500      Sunridge Gold Corp.(a)<F34>                                                                              301,178
   1,825,000      Trade Winds Ventures Inc. (Acquired 6/29/04, Cost $1,001,743)(a)<F34>(b)<F35>(c)<F36>(d)<F37>            600,693
     800,000      Trade Winds Ventures Inc. (Acquired 11/30/04, Cost $847,500)(a)<F34>(b)<F35>(c)<F36>(d)<F37>             263,317
     666,667      YGC Resources Ltd. (Acquired 4/13/05, Cost $322,532)(a)<F34>(b)<F35>(c)<F36>(d)<F37>                     929,696
                                                                                                                      ------------
                                                                                                                        78,462,680
                                                                                                                      ------------
                  HEALTH CARE -- 0.5%
     850,000      ADVENTRX Pharmaceuticals, Inc.(a)<F34>                                                                 2,125,000
     375,000      ADVENTRX Pharmaceuticals, Inc.
                    (Acquired 3/01/06, Cost $228,750)(a)<F34>(b)<F35>(c)<F36>(d)<F37>                                      796,875
     435,367      Cardima, Inc.(a)<F34>                                                                                     56,598
     100,000      Genitope Corporation(a)<F34>                                                                             415,000
     250,000      Pro Pharmaceuticals, Inc.(a)<F34>                                                                        185,000
                                                                                                                      ------------
                                                                                                                         3,578,473
                                                                                                                      ------------
                  METALS & MINING -- 6.8%
     352,000      Abacus Mining & Exploration Corporation(a)<F34>                                                          222,573
     250,000      Bear Creek Mining Corporation(a)<F34>                                                                  1,494,152
      40,000      Bear Creek Mining Corporation (Acquired 8/30/05, Cost $107,953)(a)<F34>(b)<F35>(c)<F36>(d)<F37>          239,064
      20,000      Bear Creek Mining Corporation (Acquired 2/05/07, Cost $72,664)(a)<F34>(b)<F35>(c)<F36>(d)<F37>           101,602
   3,000,000      Brilliant Mining Corp.(a)<F34>(e)<F38>                                                                 5,067,129
   1,000,000      Brilliant Mining Corp. (Acquired 5/10/06, Cost $708,012)(a)<F34>(b)<F35>(c)<F36>(d)<F37>(e)<F38>       1,689,043
   4,475,000      Cash Minerals Ltd.(a)<F34>(e)<F38>                                                                     3,682,330
   2,000,000      Castillian Resources Corp.(a)<F34>                                                                     1,541,793
   2,000,000      Commander Resources Ltd.(a)<F34>                                                                       1,108,705
   3,366,200      Crosshair Exploration & Mining Corp.(a)<F34>(e)<F38>                                                   9,213,679
     500,000      Crosshair Exploration & Mining Corp.
                    (Acquired 11/04/05, Cost $338,070)(a)<F34>(b)<F35>(c)<F36>(d)<F37>(e)<F38>                           1,368,558
   2,000,000      Fortuna Silver Mines, Inc.(a)<F34>                                                                     5,197,055
     530,000      Fortuna Silver Mines, Inc. (Acquired 1/11/07, Cost $853,788)(a)<F34>(b)<F35>(c)<F36>(d)<F37>           1,170,637
     857,143      Franklin Lake Resources Inc.(a)<F34>                                                                     146,571
   1,500,000      Fury Explorations Ltd.(a)<F34>(e)<F38>                                                                   948,463
     600,000      Fury Explorations Ltd. (Acquired 9/20/06, Cost $429,744)(a)<F34>(b)<F35>(c)<F36>(d)<F37>(e)<F38>         379,385
   1,000,000      Geologix Explorations, Inc.(a)<F34>                                                                      909,485
     500,000      Global Copper Corp.(a)<F34>                                                                              874,837
   2,000,000      Grande Portage Resources Ltd.(a)<F34>                                                                    965,786
     800,000      Grande Portage Resources Ltd. (Acquired 12/06/06, Cost $491,356)(a)<F34>(b)<F35>(c)<F36>(d)<F37>         347,510
   1,400,000      Grayd Resource Corp.(a)<F34>                                                                           1,200,520
     200,000      Hard Creek Nickel Corp.(a)<F34>                                                                          448,679
     500,000      Inter-Citic Minerals Inc.(a)<F34>                                                                        649,632
   1,000,000      International Tower Hill Mines Ltd.(a)<F34>                                                            2,260,719
   1,510,000      Niblack Mining Corp.(a)<F34>(e)<F38>                                                                     980,944
     222,500      Niblack Mining Corp. (Acquired 3/30/04, Cost $0)(a)<F34>(b)<F35>(c)<F36>(d)<F37>(e)<F38>                 144,543
     525,000      Niblack Mining Corp. (Acquired 3/02/06, Cost $252,050)(a)<F34>(b)<F35>(c)<F36>(d)<F37>(e)<F38>           341,057
     400,000      Niblack Mining Corp. (Acquired 3/15/07, Cost $288,922)(a)<F34>(b)<F35>(c)<F36>(d)<F37>(e)<F38>           220,875
   2,000,000      Selkirk Metals Corp.(a)<F34>                                                                           1,403,205
     300,000      Universal Uranium Ltd.(a)<F34>                                                                           449,545
   1,000,000      Uranium City Resources Inc.(a)<F34>                                                                      476,397
   1,000,000      Victoria Resource Corp.(a)<F34>                                                                          753,573
     200,000      Wolfden Resources Inc.(a)<F34>                                                                           649,632
                                                                                                                      ------------
                                                                                                                        46,647,678
                                                                                                                      ------------
                  POLLUTION CONTROL -- 0.1%
     628,209      Migami, Inc.(a)<F34>                                                                                      97,372
     566,300      Sonic Environmental Solutions Inc.(a)<F34>                                                               231,768
     750,000      Sonic Environmental Solutions Inc.
                    (Acquired 9/20/05, Cost $1,267,329)(a)<F34>(b)<F35>(c)<F36>(d)<F37>                                    318,320
                                                                                                                      ------------
                                                                                                                           647,460
                                                                                                                      ------------
                  RESTAURANTS -- 0.0%
           6      Restaurant Brands New Zealand Limited                                                                          4
                                                                                                                      ------------
                  TECHNOLOGY -- 0.1%
     398,433      Aura Systems, Inc.(a)<F34>                                                                               573,743
                                                                                                                      ------------
                  TOTAL COMMON STOCKS (Cost $77,283,900)                                                               129,910,038
                                                                                                                      ------------
 PRINCIPAL
   AMOUNT
 ---------
                  U.S. TREASURY OBLIGATIONS -- 23.4%

                  U.S. TREASURY NOTES:
 $59,250,000        3.625%, 4/30/2007(f)<F39>                                                                           59,180,559
   5,100,000        4.375%, 5/15/2007(f)<F39>                                                                            5,095,420
  97,870,000        3.500%, 5/31/2007(f)<F39>                                                                           97,625,325
                                                                                                                      ------------
                  TOTAL U.S. TREASURY OBLIGATIONS (Cost $161,913,317)                                                  161,901,304
                                                                                                                      ------------
   SHARES
   ------
                  RIGHTS -- 0.0%
       8,700      Chesapeake Gold Corp.                                                                                      8,666
                                                                                                                      ------------
                  TOTAL RIGHTS (Cost $0)                                                                                     8,666
                                                                                                                      ------------
                  WARRANTS -- 0.5%
                  Alberta Star Development Corp.
     500,000        Expiration: September 2007, Exercise Price: $0.65 CAD
                    (Acquired 9/20/05, Cost $5,000)(b)<F35>(c)<F36>(d)<F37>                                                610,827
                  Aquiline Resources, Inc.
      78,125        Expiration: October 2007, Exercise Price: $3.00 CAD
                    (Acquired 10/07/05, Cost $781)(b)<F35>(c)<F36>(d)<F37>                                                 347,688
                  Aura Systems, Inc.
     105,990        Expiration: January 2008-2011, Exercise Price: $3.00
                    (Acquired 3/21/06, Cost $1,060)(b)<F35>(c)<F36>(d)<F37>                                                     --
                  Brilliant Mining Corp.
     500,000        Expiration: May 2008, Exercise Price: $1.05 CAD
                    (Acquired 5/10/06, Cost $5,000)(b)<F35>(c)<F36>(d)<F37>                                                520,442
                  Chesapeake Gold Corp.
      43,500        Expiration: February 2012, Exercise Price: $8.00 CAD
                    (Acquired 3/17/06, Cost $0)(b)<F35>(c)<F36>(d)<F37>                                                     95,267
                  Crosshair Exploration & Mining Corp.
     250,000        Expiration: November 2007, Exercise Price: $1.25 CAD
                    (Acquired 11/04/05, Cost $2,500)(b)<F35>(c)<F36>(d)<F37>                                               391,750
                  East Asia Minerals Corporation
     150,000        Expiration: October 2007, Exercise Price: $1.75 CAD
                    (Acquired 10/27/05, Cost $1,500)(b)<F35>(c)<F36>(d)<F37>                                                 5,600
                  Fortuna Silver Mines, Inc.
     265,000        Expiration: July 2008, Exercise Price: $2.30 CAD
                    (Acquired 1/11/07, Cost $2,650)(b)<F35>(c)<F36>(d)<F37>                                                211,908
                  Fury Explorations Ltd.
     300,000        Expiration: September 2008, Exercise Price: $1.25 CAD
                    (Acquired 9/20/06, Cost $3,000)(b)<F35>(c)<F36>(d)<F37>                                                 38,926
                  Grande Portage Resources Ltd.
     400,000        Expiration: June 2008, Exercise Price: $1.10 CAD
                    (Acquired 12/06/06, Cost $4,000)(b)<F35>(c)<F36>(d)<F37>                                                41,923
                  Metalline Mining Co. Inc.
      22,220        Expiration: October 2007,  Exercise Price: $5.00
                    (Acquired 10/08/02, Cost $222)(b)<F35>(c)<F36>(d)<F37>                                                   2,648
                  Niblack Mining Corp.
     262,500        Expiration: September 2007, Exercise Price: $0.80 CAD
                    (Acquired 3/02/06, Cost $2,625)(b)<F35>(c)<F36>(d)<F37>                                                 43,041
     200,000        Expiration: September 2008, Exercise Price: $1.25 CAD
                    (Acquired 3/15/07, Cost $2,000)(b)<F35>(c)<F36>(d)<F37>                                                 25,535
                  Powertech Uranium Corp.
     250,000        Expiration: May 2007, Exercise Price: $1.30 CAD
                   (Acquired 5/11/06, Cost $2,500)(b)<F35>(c)<F36>(d)<F37>                                                 529,363
                  Silverstone Resources Corp.
   1,085,114        Expiration: June 2007, Exercise Price: $1.80 CAD
                    (Acquired 12/16/03 - 5/03/06, Cost $0)(b)<F35>(c)<F36>(d)<F37>                                         161,099
                  Sonic Environmental Solutions Inc.
     375,000        Expiration: September 2007,  Exercise Price: $2.75 CAD
                    (Acquired 9/20/05, Cost $3,750)(b)<F35>(c)<F36>(d)<F37>                                                     --
                  YGC Resources Ltd.
     333,334        Expiration: April 2007, Exercise Price: $1.00 CAD
                    (Acquired 4/13/05, Cost $3,333)(b)<F35>(c)<F36>(d)<F37>                                                158,915
                                                                                                                      ------------
                  TOTAL WARRANTS (Cost $39,921)                                                                          3,184,932
                                                                                                                      ------------
CONTRACTS (100 SHARES PER CONTRACT)
-----------------------------------
                  PURCHASED PUT OPTIONS -- 1.2%
                  AGCO Corporation
         400        Expiration: August 2007, Exercise Price: $35.00                                                         83,000
         300        Expiration: November 2007, Exercise Price: $35.00                                                       80,250
                  AMBAC Financial Group, Inc.
         200        Expiration: August 2007, Exercise Price: $85.00                                                         72,000
                  AMR Corporation
         300        Expiration: January 2008, Exercise Price: $30.00                                                       126,000
                  Avon Products, Inc.
         500        Expiration: April 2007, Exercise Price: $30.00                                                           1,250
         300        Expiration: July 2007, Exercise Price: $30.00                                                            6,000
                  Bank of America Corporation
         300        Expiration: May 2007, Exercise Price: $55.00                                                           120,000
         500        Expiration: August 2007, Exercise Price: $50.00                                                         82,500
         300        Expiration: August 2007, Exercise Price: $52.50                                                         84,000
                  The Bear Stearns Companies Inc.
         200        Expiration: April 2007, Exercise Price: $120.00                                                            500
         200        Expiration: April 2007, Exercise Price: $140.00                                                         16,000
                  Bed Bath & Beyond, Inc.
         300        Expiration: May 2007, Exercise Price: $37.50                                                            14,250
         300        Expiration: August 2007, Exercise Price: $37.50                                                         35,250
         200        Expiration: November 2007, Exercise Price: $40.00                                                       51,500
                  Campbell Soup Company
         400        Expiration: May 2007, Exercise Price: $35.00                                                             4,000
                  CarMax, Inc.
         300        Expiration: July 2007, Exercise Price: $27.50                                                          105,000
                  Carnival Corp.
         300        Expiration: July 2007, Exercise Price: $50.00                                                          123,000
         600        Expiration: October 2007, Exercise Price: $42.50                                                       102,000
         400        Expiration: October 2007, Exercise Price: $45.00                                                       100,000
                  Carter's Inc.
         300        Expiration: September 2007, Exercise Price: $25.00                                                      65,250
                  Citigroup Inc.
         300        Expiration: June 2007, Exercise Price: $50.00                                                           36,750
         300        Expiration: September 2007, Exercise Price: $47.50                                                      37,500
         200        Expiration: September 2007, Exercise Price: $50.00                                                      40,000
                  ConAgra Foods Inc.
         600        Expiration: June 2007, Exercise Price: $25.00                                                           51,000
                  DaimlerChrysler AG
         200        Expiration: October 2007, Exercise Price: $67.50                                                        36,500
                  Darden Restaurants, Inc.
         200        Expiration: April 2007, Exercise Price: $40.00                                                           8,000
                  Dentsply International, Inc.
         300        Expiration: April 2007, Exercise Price: $30.00                                                           1,500
                  Financial Select Sector SPDR Fund
         500        Expiration: June 2007, Exercise Price: $35.00                                                           40,000
       1,000        Expiration: September 2007, Exercise Price: $36.00                                                     165,000
       1,000        Expiration: September 2007, Exercise Price: $37.00                                                     212,500
                  Franklin Resources, Inc.
         100        Expiration: October 2007, Exercise Price: $105.00                                                       25,750
                  The Goldman Sachs Group, Inc.
         200        Expiration: April 2007, Exercise Price: $145.00                                                            500
                  Grande Portage Resources Ltd.
         900        Expiration: October 2007, Exercise Price: $22.50                                                        60,750
                  H&R Block, Inc.
         400        Expiration: July 2007, Exercise Price: $22.50                                                           99,000
                  JPMorgan Chase & Co.
         300        Expiration: June 2007, Exercise Price: $45.00                                                           21,750
         300        Expiration: September 2007, Exercise Price: $45.00                                                      42,000
         300        Expiration: September 2007, Exercise Price: $47.50                                                      66,000
         300        Expiration: September 2007, Exercise Price: $50.00                                                     100,500
                  Legg Mason, Inc.
         100        Expiration: August 2007, Exercise Price: $90.00                                                         40,000
                  Lehman Brothers Holdings Inc.
         200        Expiration: April 2007, Exercise Price: $65.00                                                           8,000
         200        Expiration: April 2007, Exercise Price: $70.00                                                          36,000
         200        Expiration: July 2007, Exercise Price: $70.00                                                           78,000
         100        Expiration: July 2007, Exercise Price: $75.00                                                           66,500
         200        Expiration: October 2007, Exercise Price: $65.00                                                        67,000
                  Merrill Lynch & Co., Inc.
         200        Expiration: April 2007, Exercise Price: $75.00                                                           7,000
         100        Expiration: July 2007, Exercise Price: $80.00                                                           34,000
         200        Expiration: July 2007, Exercise Price: $85.00                                                          116,000
         200        Expiration: October 2007, Exercise Price: $70.00                                                        35,000
         100        Expiration: October 2007, Exercise Price: $75.00                                                        29,250
                  Mohawk Industries, Inc.
         200        Expiration: May 2007, Exercise Price: $75.00                                                            28,000
         150        Expiration: August 2007, Exercise Price: $80.00                                                         69,750
                  Morgan Stanley
         200        Expiration: April 2007, Exercise Price: $65.00                                                             500
         300        Expiration: July 2007, Exercise Price: $70.00                                                           39,750
         100        Expiration: July 2007, Exercise Price: $75.00                                                           25,750
         100        Expiration: July 2007, Exercise Price: $80.00                                                           46,000
                  The Morgan Stanley Retail Index
         100        Expiration: September 2007, Exercise Price: $190.00                                                     63,500
                  Motorola, Inc.
         800        Expiration: July 2007, Exercise Price: $17.50                                                           74,000
                  Nasdaq-100 Trust Series 1
         400        Expiration: September 2007, Exercise Price: $44.00                                                      80,200
                  National City Corporation
         300        Expiration: October 2007, Exercise Price: $35.00                                                        45,750
         300        Expiration: October 2007, Exercise Price: $37.50                                                        72,750
                  Nautilus Inc.
         600        Expiration: April 2007, Exercise Price: $12.50                                                           9,000
                  Nokia Corp. - ADR
         600        Expiration: April 2007, Exercise Price: $20.00                                                           4,500
                  Oakley, Inc.
         500        Expiration: August 2007, Exercise Price: $20.00                                                         67,500
                  O'Reilly Automotive, Inc.
         107        Expiration: August 2007, Exercise Price: $30.00                                                          6,688
                  Pacific Sunwear of California, Inc.
         500        Expiration: June 2007, Exercise Price: $17.50                                                           15,000
         400        Expiration: September 2007, Exercise Price: $20.00                                                      57,000
                  The PHLX Housing Sector Index
         300        Expiration: April 2007, Exercise Price: $220.00                                                        189,000
                  Quiksilver, Inc.
         500        Expiration: August 2007, Exercise Price: $15.00                                                        170,000
                  The Russell 2000 Index
         200        Expiration: June 2007, Exercise Price: $710.00                                                         137,000
         200        Expiration: June 2007, Exercise Price: $720.00                                                         161,000
         100        Expiration: September 2007, Exercise Price: $710.00                                                    153,000
         100        Expiration: September 2007, Exercise Price: $740.00                                                    210,000
                  Schering-Plough Corporation
       1,000        Expiration: August 2007, Exercise Price: $22.50                                                         35,000
                  Semiconductor HOLDRs Trust
         400        Expiration: May 2007, Exercise Price: $35.00                                                            77,200
                  Sotheby's
         300        Expiration: July 2007, Exercise Price: $35.00                                                           18,000
                  SPDR S&P Homebuilders ETF
         300        Expiration: June 2007, Exercise Price: $36.00                                                          117,000
                  Standard and Poor's 100 Index
         500        Expiration: December 2007, Exercise Price: $600.00                                                     577,500
                  Standard and Poor's 500 Index
         200        Expiration: June 2007, Exercise Price: $1,325.00                                                       199,000
         200        Expiration: June 2007, Exercise Price: $1,350.00                                                       268,000
         100        Expiration: June 2007, Exercise Price: $1,375.00                                                       174,000
         100        Expiration: September 2007, Exercise Price: $1,275.00                                                  139,000
       1,000        Expiration: December 2007, Exercise Price: $1,200.00                                                 1,245,000
                  Standard and Poor's Midcap 400 Index
         100        Expiration: September 2007, Exercise Price: $780.00                                                    147,500
                  Stericycle, Inc.
         400        Expiration: August 2007, Exercise Price: $75.00                                                         60,000
                  UST Inc.
         200        Expiration: January 2008, Exercise Price: $55.00                                                        57,000
                  Volcom, Inc.
         700        Expiration: July 2007, Exercise Price: $30.00                                                           99,750
                  Wachovia Corp.
         600        Expiration: October 2007, Exercise Price: $52.50                                                       118,500
         300        Expiration: October 2007, Exercise Price: $55.00                                                        86,250
                  Walgreen Company
         400        Expiration: July 2007, Exercise Price: $42.50                                                           28,000
         200        Expiration: July 2007, Exercise Price: $45.00                                                           28,500
                  WCI Communities, Inc.
         400        Expiration: September 2007, Exercise Price: $20.00                                                      77,000
         400        Expiration: January 2008, Exercise Price: $20.00                                                        96,000
                  WebEx Communications, Inc.
         200        Expiration: June 2007, Exercise Price: $35.00                                                           48,000
                  Wells Fargo & Company
         900        Expiration: October 2007, Exercise Price: $35.00                                                       175,500
                  Whirlpool Corporation
         100        Expiration: September 2007, Exercise Price: $85.00                                                      59,000
                  Wm. Wrigley Jr. Company
         600        Expiration: September 2007, Exercise Price: $50.00                                                     121,500
                  Yamana Gold Inc.
         200        Expiration: July 2007, Exercise Price: $65.00                                                           60,000
                                                                                                                      ------------
                  TOTAL PURCHASED PUT OPTIONS (Cost $10,222,032)                                                         8,671,338
                                                                                                                      ------------
   SHARES
   ------
                  SHORT-TERM INVESTMENTS -- 52.7%

                  MUTUAL FUNDS -- 1.3%
   9,411,132      Federated US Treasury Cash Reserve Fund                                                                9,411,132
                                                                                                                      ------------
 PRINCIPAL
   AMOUNT
 ---------
                  U.S. TREASURY BILLS -- 51.4%
 $19,000,000      4.830%, 4/05/2007(f)<F39>(h)<F41>                                                                     18,989,727
  18,000,000      5.008%, 4/12/2007(f)<F39>(h)<F41>                                                                     17,973,121
  17,000,000      4.824%, 4/19/2007(f)<F39>(h)<F41>                                                                     16,958,508
  20,300,000      4.872%, 4/26/2007(f)<F39>(h)<F41>                                                                     20,231,243
  18,000,000      4.824%, 5/03/2007(f)<F39>(h)<F41>                                                                     17,921,365
  14,600,000      5.054%, 5/10/2007(f)<F39>(h)<F41>                                                                     14,522,061
  19,000,000      5.025%, 5/17/2007(g)<F40>(h)<F41>                                                                     18,880,063
  10,600,000      4.940%, 5/24/2007(g)<F40>(h)<F41>                                                                     10,523,355
  92,100,000      4.935%, 5/31/2007(g)<F40>(h)<F41>                                                                     91,360,345
  22,035,000      4.965%, 6/07/2007(f)<F39>(h)<F41>                                                                     21,836,773
  17,500,000      4.932%, 6/14/2007(f)<F39>(h)<F41>                                                                     17,326,470
  21,700,000      4.885%, 6/21/2007(g)<F40>(h)<F41>                                                                     21,463,470
  35,400,000      4.880%, 6/28/2007(g)<F40>(h)<F41>                                                                     34,980,793
  21,700,000      4.915%, 7/05/2007(g)<F40>(h)<F41>                                                                     21,423,108
  11,800,000      4.950%, 8/23/2007(f)<F39>(h)<F41>                                                                     11,571,033
                                                                                                                      ------------
                                                                                                                       355,961,435
                                                                                                                      ------------
                  TOTAL SHORT-TERM INVESTMENTS (Cost $365,384,051)                                                     365,372,567
                                                                                                                      ------------
                  Total Investments (Cost $614,843,221) -- 96.6%                                                       669,048,845
                  Other Assets in Excess of Liabilities -- 3.4%                                                         23,510,325
                                                                                                                      ------------
                  TOTAL NET ASSETS -- 100.0%                                                                          $692,559,170
                                                                                                                      ------------
                                                                                                                      ------------

Percentages are stated as a percent of net assets.

(a)<F34>  Non-income producing security.
(b)<F35>  Fair valued security.
(c)<F36>  Restricted security.
(d)<F37>  Private placement issue.
(e)<F38>  Affiliated company.  See Note 7 in Notes to the Financial Statements.
(f)<F39> All or a portion of the securities have been committed as collateral for open short positions.
(g)<F40> All or a portion of the securities have been committed as collateral for futures contracts.
(h)<F41>  Rate shown is the calculated yield to maturity.
ADR - American Depository Receipt
CAD - Canadian Dollars

   The accompanying notes are an integral part of these financial statements.

PRUDENT BEAR FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2007
(UNAUDITED)

SHARES                                                                VALUE
------                                                                -----
 21,641    Advanced Energy Industries, Inc.                       $    455,327
352,000    Advanced Micro Devices, Inc.                              4,597,120
 10,000    Amazon.Com, Inc.                                            397,900
  2,000    AMBAC Financial Group, Inc.                                 172,780
 30,000    American Reprographics Co.                                  923,700
 25,000    Analog Devices, Inc.                                        862,250
 20,000    Aqua America, Inc.                                          449,000
 10,000    AvalonBay Communities, Inc.                               1,300,000
 73,000    Bank of America Corporation                               3,724,460
149,000    Bed Bath & Beyond, Inc.                                   5,985,330
275,000    Benchmark Electronics, Inc.                               5,681,500
325,000    Boston Scientific Corp.                                   4,725,500
 65,500    Brunswick Corporation                                     2,086,175
 60,000    Campbell Soup Company                                     2,337,000
 26,000    Capital One Financial Corp.                               1,961,960
170,000    CarMax, Inc.                                              4,171,800
212,000    Carter's, Inc.                                            5,372,080
232,000    The Cheesecake Factory                                    6,182,800
 78,000    Citigroup Inc.                                            4,004,520
 27,000    Comverse Technology, Inc.                                   576,450
280,000    Constellation Brands, Inc. - Class A                      5,930,400
 30,000    Consumer Staples Select Sector  SPDR Fund                   795,600
 49,000    Countrywide Financial Corporation                         1,648,360
 30,000    Cree, Inc.                                                  493,800
 59,000    D.R. Horton, Inc.                                         1,298,000
160,000    Darden Restaurants, Inc.                                  6,590,400
155,000    Dentsply International, Inc.                              5,076,250
250,000    DIAMONDS Trust Series I                                  30,897,500
 20,300    Eldorado Gold Corporation                                   118,349
117,000    Eli Lilly & Company                                       6,284,070
 77,000    Fannie Mae                                                4,202,660
115,000    Financial Select Sector SPDR Fund                         4,097,450
 82,000    Freddie Mac                                               4,878,180
175,000    General Motors Corporation                                5,362,000
140,000    Globalstar, Inc.                                          1,484,000
125,000    Golden Star Resources Ltd.                                  550,000
  4,000    The Goldman Sachs Group, Inc.                               826,520
235,000    H&R Block, Inc.                                           4,944,400
 57,000    Harley-Davidson, Inc.                                     3,348,750
 45,000    Hershey Foods Corp.                                       2,459,700
 45,000    Hovnanian Enterprises, Inc.                               1,132,200
  8,000    IndyMac Bancorp, Inc.                                       256,400
 57,000    International Business Machines Corp.                     5,372,820
 40,000    iShares Dow Jones U.S. Technology Sector Index Fund       2,158,400
 12,000    iShares Goldman Sachs Technology Index Fund                 615,000
 30,000    iShares Russell 2000 Growth Index Fund                    2,401,800
225,000    Ivanhoe Mines Ltd.                                        2,583,000
100,000    Ivanhoe Mines Ltd.                                        1,169,337
 34,000    JPMorgan Chase & Co.                                      1,644,920
107,000    Juniper Networks, Inc.                                    2,105,760
 40,000    KB Home                                                   1,706,800
292,000    Leggett & Platt, Inc.                                     6,619,640
 12,000    Lehman Brothers Holdings Inc.                               840,840
 41,000    Lennar Corporation                                        1,730,610
 29,000    M.D.C. Holdings, Inc.                                     1,394,030
 27,000    MBIA Inc.                                                 1,768,230
 18,000    Merrill Lynch & Co., Inc.                                 1,470,060
 66,000    MGIC Investment Corporation                               3,888,720
 10,000    Mohawk Industries, Inc.                                     820,500
 16,000    Morgan Stanley                                            1,260,160
 50,000    Motorola, Inc.                                              883,500
 77,000    Nokia Corp. - ADR                                         1,764,840
150,000    Office Depot, Inc.                                        5,271,000
205,000    O'Reilly Automotive, Inc.                                 6,785,500
125,000    Pacific Sunwear of California, Inc.                       2,603,750
 85,000    Patterson Companies, Inc.                                 3,016,650
  5,000    The PMI Group Inc.                                          226,100
 45,000    Pool Corporation                                          1,611,000
 25,000    Quiksilver, Inc.                                            290,000
 38,000    The Ryland Group, Inc.                                    1,603,220
  2,000    SanDisk Corp.                                                87,600
 60,000    Semiconductor HOLDRs Trust                                2,003,400
310,000    Sonic Corp.                                               6,906,800
165,000    SPDR S&P Homebuilders ETF                                 5,369,100
 50,000    SPDR S&P Retail ETF                                       2,153,000
235,000    SPDR Trust Series 1                                      33,370,000
 30,000    Starbucks Corp.                                             940,800
 32,000    Stericycle, Inc.                                          2,608,000
 66,000    Toll Brothers, Inc.                                       1,807,080
 20,000    UST Inc.                                                  1,159,600
212,000    UTStarcom, Inc.                                           1,757,480
 30,000    Valassis Communications, Inc.                               515,700
 50,000    Volcom, Inc.                                              1,718,000
 56,000    Wachovia Corp.                                            3,082,800
130,000    Walgreen Company                                          5,965,700
143,000    Wal-Mart Stores, Inc.                                     6,713,850
 16,000    Washington Mutual, Inc.                                     646,080
 15,000    Websense, Inc.                                              344,850
104,000    Wells Fargo & Company                                     3,580,720
 50,000    Whirlpool Corporation                                     4,245,500
153,000    Whole Foods Market, Inc.                                  6,862,050
 60,000    Williams-Sonoma, Inc.                                     2,127,600
109,000    Wm. Wrigley Jr. Company                                   5,551,370
                                                                  ------------
           TOTAL SECURITIES SOLD SHORT (Proceeds $290,293,422)    $311,765,908
                                                                  ------------
                                                                  ------------

ADR - American Depository Receipt

   The accompanying notes are an integral part of these financial statements.

PRUDENT GLOBAL INCOME FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2007
(UNAUDITED)

   SHARES                                                                                                                VALUE
   ------                                                                                                                -----
                       COMMON STOCKS -- 7.5%

                       CANADA -- 5.3%
      90,186           Agnico-Eagle Mines Limited                                                                     $  3,189,514
   2,500,000           BacTech Mining Corporation(a)<F42>                                                                  519,706
     445,000           Central Fund of Canada Limited - Class A                                                          4,183,000
         353           First Majestic Silver Corp.(a)<F42>                                                                   1,526
     687,500           First Majestic Silver Corp.
                         (Acquired 5/07/04, Cost $1,282,327)(a)<F42>(b)<F43>(c)<F44>(d)<F45>                             2,971,524
     300,000           Kinross Gold Corporation(a)<F42>                                                                  4,137,000
     125,000           Meridian Gold, Inc.(a)<F42>                                                                       3,191,250
                                                                                                                      ------------
                                                                                                                        18,193,520
                                                                                                                      ------------
                       SOUTH AFRICA -- 1.1%
      85,000           AngloGold Ashanti Limited - ADR                                                                   3,790,150
                                                                                                                      ------------
                       UNITED STATES -- 1.1%
      20,000           Newmont Mining Corp.                                                                                839,800
     100,000           Royal Gold, Inc.                                                                                  3,010,000
                                                                                                                      ------------
                                                                                                                         3,849,800
                                                                                                                      ------------
                       TOTAL COMMON STOCKS (Cost $16,915,169)                                                           25,833,470
                                                                                                                      ------------
 PRINCIPAL
   AMOUNT
 ---------
                       CONVERTIBLE BONDS -- 0.5%
                       BacTech Mining Corporation
   3,000,000   CAD       10.000%, 3/15/2009 (Acquired 3/15/04, Cost $2,230,050)(b)<F43>(c)<F44>(d)<F45>                  1,818,969
                                                                                                                      ------------
                       TOTAL CONVERTIBLE BONDS (Cost $2,230,050)                                                         1,818,969
                                                                                                                      ------------

                       CORPORATE BONDS -- 3.2%
                       UBS Gold Bullion Notes
 $ 7,000,000             0.000%, 8/29/2008(a)<F42>(e)<F46>                                                              10,902,500
                                                                                                                      ------------
                       TOTAL CORPORATE BONDS (Cost $7,000,000)                                                          10,902,500
                                                                                                                      ------------

                       FOREIGN TREASURY OBLIGATIONS -- 70.5%

                       AUSTRALIA -- 4.2%
                       Australian Government Bond
  17,125,000   AUD       8.750%, 8/15/2008                                                                              14,297,492
                                                                                                                      ------------
                       CANADA -- 7.5%
                       Canadian Treasury Bill
  30,000,000   CAD       4.179%, 4/05/2007(f)<F47>                                                                      25,973,593
                                                                                                                      ------------
                       DENMARK -- 4.2%
                       Kingdom of Denmark Bonds
  78,980,000   DKK       7.000%, 11/15/2007                                                                             14,392,945
                                                                                                                      ------------
                       FRANCE -- 8.8%
                       French Discount Treasury Bill
  22,970,000   EUR       3.609%, 6/21/2007(f)<F47>                                                                      30,430,594
                                                                                                                      ------------
                       GERMANY -- 10.0%
                       Bundesschatzanweisungen German Bonds
  25,980,000   EUR       2.750%, 12/14/2007                                                                             34,396,022
                                                                                                                      ------------
                       HONG KONG -- 7.4%
                       Hong Kong Treasury Bill
 200,000,000   HKD       3.620%, 7/25/2007(f)<F47>                                                                      25,316,619
                                                                                                                      ------------
                       NEW ZEALAND -- 1.1%
                       New Zealand Government Bond
   5,215,000   NZD       6.000%, 7/15/2008                                                                               3,674,092
                                                                                                                      ------------
                       NORWAY -- 4.0%
                       Norwegian Treasury Bill
  85,630,000   NOK       3.825%, 9/19/2007(f)<F47>                                                                      13,805,360
                                                                                                                      ------------
                       SINGAPORE -- 4.7%
                       Singapore Government Bond
  24,500,000   SGD       2.625%, 10/01/2007                                                                             16,160,585
                                                                                                                      ------------
                       SWEDEN -- 4.6%
                       Swedish Government Bond
 108,200,000   SEK       8.000%, 8/15/2007                                                                              15,738,491
                                                                                                                      ------------
                       SWITZERLAND -- 11.5%
                       Swiss Government Bond
  15,848,000   CHF       4.500%, 6/10/2007                                                                              13,092,145
                       Swiss Treasury Bill
  32,500,000   CHF       2.060%, 5/10/2007(f)<F47>                                                                      26,684,154
                                                                                                                      ------------
                                                                                                                        39,776,299
                                                                                                                      ------------
                       UNITED KINGDOM -- 2.5%
                       United Kingdom Treasury Bond
   4,400,000   GBP       5.000%, 3/07/2008                                                                               8,622,587
                                                                                                                      ------------
                       TOTAL FOREIGN TREASURY OBLIGATIONS
                         (Cost $238,294,393)                                                                           242,584,679
                                                                                                                      ------------
   SHARES
   ------
                       SHORT-TERM INVESTMENTS -- 17.6%

                       MUTUAL FUNDS -- 1.7%
   5,831,038           Federated US Treasury Cash Reserve Fund                                                           5,831,038
                                                                                                                      ------------
 PRINCIPAL
   AMOUNT
 ---------
                       U.S. TREASURY BILLS -- 15.9%
 $16,000,000           4.830%, 4/05/2007(f)<F47>                                                                        15,991,152
  10,252,000           5.055%, 4/12/2007(f)<F47>                                                                        10,236,458
   9,600,000           4.824%, 4/19/2007(f)<F47>                                                                         9,576,138
   5,800,000           4.872%, 4/26/2007(f)<F47>                                                                         5,780,178
   7,500,000           4.824%, 5/03/2007(f)<F47>                                                                         7,467,591
   5,800,000           4.947%, 5/10/2007(f)<F47>                                                                         5,769,517
                                                                                                                      ------------
                                                                                                                        54,821,034
                                                                                                                      ------------
                       TOTAL SHORT-TERM INVESTMENTS (Cost $60,652,072)                                                  60,652,072
                                                                                                                      ------------
                       Total Investments (Cost $325,091,684) -- 99.3%                                                  341,791,690
                       Other Assets in Excess of Liabilities -- 0.7%                                                     2,429,837
                                                                                                                      ------------
                       TOTAL NET ASSETS -- 100.0%                                                                     $344,221,527
                                                                                                                      ------------
                                                                                                                      ------------

Percentages are stated as a percent of net assets.

(a)<F42>  Non-income producing security.
(b)<F43>  Fair valued security.
(c)<F44>  Restricted security.
(d)<F45>  Private placement issue.
(e)<F46>  Redemption value linked to the value of gold bullion.
(f)<F47>  Rate shown is the calculated yield to maturity.
ADR  American Depository Receipt
AUD  Australian Dollars
GBP  British Pounds
CAD  Canadian Dollars
DKK  Danish Krone
EUR  European Monetary Units
HKD  Hong Kong Dollars
NOK  Norwegian Kroner
NZD  New Zealand Dollars
SGD  Singapore Dollars
CHF  Swiss Francs
SEK  Swedish Krona

   The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2007
(UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Prudent Bear Funds, Inc. (the "Company") was incorporated on October 25, 1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Company currently consists of a diversified series, the Prudent Bear Fund, and a non-diversified series, the Prudent Global Income Fund (formerly the Prudent Safe Harbor Fund) (each a "Fund" and collectively the "Funds"). The investment objectives of the Funds are set forth below.

     The investment objective of the Prudent Bear Fund is capital appreciation, which it seeks to obtain primarily through short sales of equity securities when overall market valuations are high and through long positions in value-oriented equity securities when overall market valuations are low. The Prudent Bear Fund commenced operations on December 28, 1995.

     The Prudent Bear Fund has issued two classes of shares: No Load and Class C shares. The No Load shares are subject to a 0.25% 12b-1 fee, while the Class C shares are subject to a 1.00% 12b-1 fee, as described in accordance with the Fund's prospectuses. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares.

     The investment objective of the Prudent Global Income Fund is current income and capital appreciation through investments primarily in liquid securities issued by major industrialized nations and equity securities of companies that mine gold. The Prudent Global Income Fund commenced operations on February 2, 2000.

     The following is a summary of significant accounting policies consistently followed by the Funds.

     a) Investment Valuation - Common stocks, preferred stocks and securities sold short that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Securities listed on the NASDAQ Global Market are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Common stocks and securities sold short which are listed on an exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by an independent pricing service. Mutual fund investments are valued at the net asset value on the day the valuation is made. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available (or which are deemed unreliable) are valued at fair value as determined in good faith by David W. Tice & Associates, LLC (the "Adviser") in accordance with procedures approved by the Board of Directors of the Company. Types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including "restricted" securities and private placements for which there is no public market; (b) warrants; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Funds may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share. At March 31, 2007, fair valued investments represent 6.6% and 1.4% of net assets in the Prudent Bear Fund and the Prudent Global Income Fund, respectively.

     b) Short Positions - The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is initially included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market values of securities sold, but not yet purchased, may require purchasing the securities at values which may differ from the market value reflected on the Statements of Assets and Liabilities. The Funds are liable for any dividends paid on securities sold short. The Prudent Bear Fund's receivables from brokers for proceeds on securities sold short are with two major securities dealers. The Funds do not require the brokers to maintain collateral in support of these receivables.

     c) Written Option Accounting - The Funds may write (sell) put and call options. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver (with respect to a call option) or purchase (with respect to a put option) the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date, the Funds realize a gain. When the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. If a call option written by a Fund is exercised, the proceeds of the sale of the underlying security will be increased by the premium originally received and the Fund will realize a gain or loss on the sale of the security. If a put option written by a Fund is exercised, the Fund's basis in the underlying security will be reduced by the premium originally received.

     d) Futures Contracts and Options on Futures Contracts - The Prudent Bear Fund may purchase and sell stock index futures contracts and options on such futures contracts, while the Prudent Global Income Fund may purchase and sell debt futures contracts and options on such futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     e) Risks of Options, Futures Contracts and Options onFutures Contracts - The risks inherent in the use of options, futures contracts, and options on futures contracts include: 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract.

     f) Collateral on Short Sales, Written Options and Futures Contracts - As collateral for short positions, written options and futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash or liquid securities. For short positions, this collateral must equal the market value of the securities sold short. For written options, this collateral must equal the market value of the purchase obligation for put options or the market value of the instrument underlying the contract for call options. For futures contracts, this collateral must equal the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract for short futures contracts. All collateral is required to be adjusted daily.

     g) Purchased Option Accounting - Premiums paid for option contracts purchased are included in the Statements of Assets and Liabilities as an asset. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Put option contracts are held by the Funds for trading purposes and call option contracts are held by the Funds for trading and hedging purposes.

     h) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     i) Foreign Currency Translations - The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of debt securities and payables and receivables arising from trade date and settlement date differences.

     j) Restricted Securities - The Prudent Bear Fund and the Prudent Global Income Fund own investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Funds have the right to include these securities in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities. At March 31, 2007, the Prudent Bear Fund and the Prudent Global Income Fund had restricted securities with an aggregate market value of $45,939,646 and $4,790,493, respectively, representing 6.6% and 1.4% of the net assets of the Prudent Bear Fund and the Prudent Global Income Fund, respectively.

     k) Distributions to Shareholders - Dividends from net investment income, if any, are declared and paid annually for the Prudent Bear Fund and quarterly for the Prudent Global Income Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually by each of the Funds.

     l) Federal Income Taxes - No provision for federal income taxes has been made since the Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Funds intend to make all required distributions to avoid being liable for federal excise taxes.

     m) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     n) Guarantees and Indemnifications - In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

     o) Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Investment income for the Prudent Bear Fund includes $4,940,180 of interest earned on receivables from brokers for proceeds on securities sold short. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Funds were as follows:

     Prudent Bear Fund

     No Load Shares:
                                                        Six Months Ended
                                                         March 31, 2007
                                                  -----------------------------
                                                     Amount           Shares
                                                  ------------     ------------
          Sold                                   $ 180,389,714      31,062,357
          Redemption fees                               76,804              --
          Issued as reinvestment of dividends       16,944,384       2,988,427
          Redeemed                                (184,626,977)    (32,025,769)
                                                 -------------     -----------
          Net Increase                           $  12,783,925       2,025,015
                                                 -------------
                                                 -------------
          Shares Outstanding:
             Beginning of Period                                   111,307,474
                                                                   -----------
             End of Period                                         113,332,489
                                                                   -----------
                                                                   -----------

     Class C Shares:
                                                        Six Months Ended
                                                         March 31, 2007
                                                  -----------------------------
                                                     Amount           Shares
                                                  ------------     ------------
          Sold                                   $   4,068,124         732,635
          Redemption fees                                  800              --
          Issued as reinvestment of dividends          507,809          92,666
          Redeemed                                  (6,334,176)     (1,133,218)
                                                 -------------     -----------
          Net Decrease                           $  (1,757,443)       (307,917)
                                                 -------------
                                                 -------------
          Shares Outstanding:
             Beginning of Period                                     5,562,226
                                                                   -----------
             End of Period                                           5,254,309
                                                                   -----------
                                                                   -----------

     No Load Shares:
                                                           Year Ended
                                                       September 30, 2006
                                                  -----------------------------
                                                    Dollars           Shares
                                                  ------------     ------------
          Issued                                 $ 491,154,870      83,375,346
          Redemption fees                              373,874              --
          Issued as reinvestment of dividends        3,595,735         668,352
          Redeemed                                (278,094,369)    (48,014,983)
                                                 -------------     -----------
          Net Increase                           $ 217,030,110      36,028,715
                                                 -------------
                                                 -------------
          Shares Outstanding:
             Beginning of Period                                    75,278,759
                                                                   -----------
             End of Period                                         111,307,474
                                                                   -----------
                                                                   -----------

     Class C Shares:
                                                           Year Ended
                                                       September 30, 2006
                                                  -----------------------------
                                                    Dollars           Shares
                                                  ------------     ------------
          Issued                                 $  19,605,715       3,485,099
          Redemption fees                                8,148              --
          Issued as reinvestment of dividends          117,009          22,459
          Redeemed                                  (8,630,837)     (1,539,945)
                                                 -------------     -----------
          Net Increase                           $  11,100,035       1,967,613
                                                 -------------
                                                 -------------
          Shares Outstanding:
             Beginning of Period                                     3,594,613
                                                                   -----------
             End of Period                                           5,562,226
                                                                   -----------
                                                                   -----------

     Prudent Global Income Fund
                                                        Six Months Ended
                                                         March 31, 2007
                                                  -----------------------------
                                                     Amount           Shares
                                                  ------------     ------------
          Sold                                     $64,736,288       5,138,138
          Redemption fees                               14,269              --
          Issued as reinvestment of dividends       12,411,379         993,943
          Redeemed                                 (84,891,127)     (6,782,165)
                                                 -------------     -----------
          Net Decrease                             $(7,729,191)       (650,084)
                                                 -------------
                                                 -------------
          Shares Outstanding:
             Beginning of Period                                    28,140,337
                                                                   -----------
             End of Period                                          27,490,253
                                                                   -----------
                                                                   -----------

                                                           Year Ended
                                                       September 30, 2006
                                                  -----------------------------
                                                    Dollars           Shares
                                                  ------------     ------------
          Issued                                  $149,501,678      12,196,509
          Redemption fees                               32,998              --
          Issued as reinvestment of dividends        2,128,752         184,148
          Redeemed                                (168,987,580)    (13,978,683)
                                                 -------------     -----------
          Net Decrease                            $(17,324,152)     (1,598,026)
                                                 -------------
                                                 -------------
          Shares Outstanding:
             Beginning of Period                                    29,738,363
                                                                   -----------
             End of Period                                          28,140,337
                                                                   -----------
                                                                   -----------

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments and options, by the Funds for the six months ended March 31, 2007, were as follows:

                          Prudent Bear Fund      Prudent Global Income Fund
                          -----------------      --------------------------
     Purchases               $295,976,168                $86,565,644
     Sales                    379,702,956                 48,702,246

     Included in these amounts were purchases and sales of long-term U.S. government securities, for the six months ended March 31, 2007, as follows:

                          Prudent Bear Fund      Prudent Global Income Fund
                          -----------------      --------------------------
     Purchases               $         --                $        --
     Sales                     22,000,000                         --

     At September 30, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                                 Prudent Global
                                             Prudent Bear Fund     Income Fund
                                             -----------------   --------------
     Cost of investments                       $ 649,442,038      $334,465,148
                                               -------------      ------------
                                               -------------      ------------
     Gross unrealized appreciation             $  62,306,902      $ 13,739,859
     Gross unrealized depreciation               (24,591,679)       (4,706,765)
                                               -------------      ------------
     Net unrealized
       appreciation (depreciation)             $  37,715,223      $  9,033,094
                                               -------------      ------------
                                               -------------      ------------
     Undistributed ordinary income             $  10,660,226      $        --
     Undistributed long-term capital gain                 --         9,642,459
                                               -------------      ------------
     Total distributable earnings              $  10,660,226      $  9,642,459
                                               -------------      ------------
                                               -------------      ------------
     Other accumulated losses                  $(182,748,201)     $ (1,398,074)
                                               -------------      ------------
     Total accumulated earnings (losses)       $(134,372,752)     $ 17,277,479
                                               -------------      ------------
                                               -------------      ------------

     The cost basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, Section 1256 Mark to Market, and passive foreign investment company (PFIC) adjustments for tax purposes. Undistributed ordinary income for tax purposes at September 30, 2006 takes into consideration the currently estimated effects of mark-to-market tax basis adjustments for PFIC investments, and these estimates may change upon final determination for tax purposes.

     The tax character of distributions paid during the six months ended March 31, 2007 and the year ended September 30, 2006 were as follows:

     Prudent Bear Fund
                                     Six Months Ended             Year Ended
                                      March 31, 2007          September 30, 2006
                                     ----------------         ------------------
     Ordinary income                    $20,472,272               $4,419,738
     Long-term capital gain                      --                       --
                                        -----------               ----------
                                        $20,472,272               $4,419,738
                                        -----------               ----------
                                        -----------               ----------

     Prudent Global Income Fund
                                     Six Months Ended             Year Ended
                                      March 31, 2007          September 30, 2006
                                     ----------------         ------------------
     Ordinary income                    $ 3,272,767               $  603,095
     Long-term capital gain              10,574,453                1,753,869
                                        -----------               ----------
                                        $13,847,220               $2,356,964
                                        -----------               ----------
                                        -----------               ----------

     The tax components of capital loss carryovers as of September 30, 2006, and tax-basis post-October loss deferrals (recognized for tax purposes on October 1, 2006) are as follows:

                            Net Capital          Capital Loss       Post-October
                       Loss Carryover*<F48>  Carryover Expiration  Currency Loss
                       --------------------  --------------------  -------------
     Prudent Bear Fund      $  2,974,983             2011               $1,707
                              90,004,020             2012
                              36,433,089             2013
                              19,131,095             2014
                            ------------
                            $148,543,187
     Prudent Global
       Income Fund                    --              --            $1,293,600

     *<F48> Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.

     Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2006, the following table shows the reclassifications made:

                                                                Prudent Global
                                          Prudent Bear Fund      Income Fund
                                          -----------------     --------------
     Capital stock                          $  (594,895)         $        --
     Accumulated net investment
       income (loss)                          1,716,004           (6,789,852)
     Accumulated undistributed
       net realized gain (loss)              (1,121,109)           6,789,852

     The permanent differences primarily relate to foreign currency adjustments with differing book and tax methods.

     For the fiscal year ended September 30, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income were as follows (unaudited):

                    Prudent Bear Fund                  3.86%
                    Prudent Global Income Fund         0.00%

     For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2006 were as follows (unaudited):

                    Prudent Bear Fund                  0.00%
                    Prudent Global Income Fund         0.00%

     Additional Information Applicable to Foreign Shareholders Only:

     The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended September 30, 2006 were as follows (unaudited):

                    Prudent Bear Fund                 73.10%
                    Prudent Global Income Fund        55.92%

     The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended September 30, 2006 were as follows (unaudited):

                    Prudent Bear Fund                  0.00%
                    Prudent Global Income Fund         0.00%

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     The Funds have entered into Investment Advisory Agreements with David W. Tice & Associates, LLC. Pursuant to its advisory agreements with the Funds, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% and 0.75% for the Prudent Bear Fund and the Prudent Global Income Fund, respectively, as applied to the Funds' daily net assets. Certain officers of the Adviser are also officers of the Funds.

     U.S. BancorpFund Services, LLC ("U.S. Bancorp") serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. Quasar Distributors, LLC ("Quasar") serves as distributor and principal underwriter for the Funds.

5.   EXPENSE REDUCTIONS AND RECOVERY

     The Adviser directed certain of the Funds' portfolio trades to brokers at best price and execution and generated directed brokerage credits to reduce certain U.S. Bancorp and U.S. Bank, N.A. service provider fees. Shareholders benefit under this arrangement as the net expenses of the Funds do not include such service provider fees. For the six months ended March 31, 2007, the Prudent Bear Fund's expenses and the Prudent Global Income Fund's expenses were reduced by $180,398 and $26,947, respectively, by utilizing directed brokerage credits. In accordance with Securities and Exchange Commission requirements, such amount, when incurred, is required to be shown as an expense and will be included in each of the U.S. Bancorp and U.S. Bank, N.A. fees in the Statement of Operations.

     Under the terms of the Prudent Global Income Fund's Investment Advisory Agreement with David W. Tice & Associates, LLC, any Fund expenses waived or reimbursed by the Adviser may be recovered by the Adviser to the extent actual operating expenses for the following three years are less than the expense limitation caps at the time of the waiver or reimbursement. During the six months ended March 31, 2007, the Adviser did not recover any expenses from the Prudent Global Income Fund.

6.   FUTURES CONTRACTS

     At March 31, 2007, the Prudent Bear Fund had entered into stock index futures contracts. The net unrealized depreciation of $3,839,200 is included in the net unrealized appreciation (depreciation) section of the accompanying financial statements. The terms of the open contracts are as follows:

                                                           Market Value
     Number of                                            of Underlying         Unrealized
     Contracts      Underlying Instrument                   Instrument         Depreciation
     ---------      ---------------------                 -------------        ------------
       (180)        NASDAQ 100 Index Futures
                    June 2007                             $ (32,233,500)       $  (587,700)
        (85)        Russell 2000 Index Futures
                    June 2007                               (34,340,000)        (1,109,250)
       (365)        S&P 500 Index Futures
                    June 2007                              (130,597,000)        (2,142,250)
                                                          -------------        -----------
                                                          $(197,170,500)       $(3,839,200)
                                                          -------------        -----------
                                                          -------------        -----------

7.   TRANSACTIONS WITH AFFILIATES

     The following issuers are affiliated with the Prudent Bear Fund; that is, the Fund held 5% or more of the outstanding voting securities during the period from October 1, 2006 through March 31, 2007. As defined in Section
     (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

                                               SHARE                                        SHARE
                                             BALANCE AT                                   BALANCE AT      VALUE AT       REALIZED
                                              OCT. 1,                                     MARCH 31,      MARCH 31,        GAINS
ISSUER NAME                                     2006        PURCHASES        SALES           2007           2007         (LOSSES)
-----------                                  ----------     ---------        -----        ----------     ---------       --------
Brilliant Mining Corp.                       4,000,000             --             --      4,000,000     $ 6,756,172     $       --
Capstone Mining Corp.                        6,810,681             --             --      6,810,681      12,270,434             --
Cash Minerals Ltd.                           4,975,000             --        500,000      4,475,000       3,682,330        245,740
Crosshair Exploration
  & Mining Corp.                             3,866,200             --             --      3,866,200      10,582,237             --
Franklin Lake Resources Inc.*<F49>             857,143             --             --        857,143         146,571             --
Fury Explorations Ltd.                       2,100,000             --             --      2,100,000       1,327,848
Golden Cycle Gold Corporation                1,298,265             --             --      1,298,265       9,087,855             --
International KRL
  Resources Corp.*<F49>                      3,300,000             --      1,000,000      2,300,000         687,311        121,934
Niblack Mining Corp.                         1,007,500      1,650,000             --      2,657,500       1,687,419             --
Northern Lion Gold Corp.*<F49>               1,890,000             --      1,890,000             --              --        (95,069)
Rimfire Minerals Corporation                 1,821,403             --             --      1,821,403       3,281,523             --
Sabina Silver Corporation                    3,592,300             --        800,000      2,792,300       6,893,075      1,000,161
Silverstone Resources Corp.                  2,170,227             --             --      2,170,227       3,007,677
Sonic Environmental
  Solutions Inc.*<F49>                       1,316,300             --             --      1,316,300         550,088             --
Trade Winds Ventures Inc.*<F49>              3,152,900             --        527,900      2,625,000         864,010        (82,921)
                                                                                                                        ----------
                                                                                                                        $1,189,845
                                                                                                                        ----------
                                                                                                                        ----------

*<F49>  Issuer was not an affiliate as of March 31, 2007.

     The following issuers are affiliated with the Prudent Global Income Fund; that is, the Fund held 5% or more of the outstanding voting securities during the period from October 1, 2006 through March 31, 2007. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, the issuers are:

                                               SHARE                                        SHARE
                                             BALANCE AT                                   BALANCE AT      VALUE AT
                                              OCT. 1,                                     MARCH 31,      MARCH 31,       REALIZED
ISSUER NAME                                     2006        PURCHASES        SALES           2007           2007          LOSSES
-----------                                  ----------     ---------        -----        ----------     ---------       --------
BacTech Mining Corporation *<F50>            3,371,100             --        871,100      2,500,000       $ 519,706      $(612,861)
                                                                                                                         ---------
                                                                                                                         $(612,861)
                                                                                                                         ---------
                                                                                                                         ---------

*<F50>  Issuer was not an affiliate as of March 31, 2007.

8.   SERVICE AND DISTRIBUTION PLAN

     The Funds have adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Funds' average daily net assets for the Prudent Bear Fund - No Load shares and the Prudent Global Income Fund and up to 1.00% for the Prudent Bear Fund - Class C shares. The currently approved rate for the Prudent Bear Fund - No Load shares and the Prudent Global Income Fund is 0.25% of average daily net assets. The currently approved rate for the Prudent Bear Fund - Class C shares is 1.00% of average daily net assets. Payments made pursuant to the Plans may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plans by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of shares of the Funds, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Prudent Bear Fund incurred $760,149 for the No Load Shares and $150,774 for the Class C Shares pursuant to the Plans for the six months ended March 31, 2007. The Prudent Global Income Fund incurred $428,003 pursuant to the Plan for the six months ended March 31, 2007.

9.   NEW ACCOUNTING STANDARDS

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last Net Asset Value ("NAV") calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission ("SEC") granted a six-month delay in the required implementation of FIN 48 for Mutual Funds. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

     In September 2006, the FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier adoption is permitted. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

     Beginning with the Funds' fiscal quarter ending December 31, 2004, the Funds filed their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") on Form N-Q. The Funds will file Form N-Q for the first and third quarters of each fiscal year. The Funds' Forms N-Q will be available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

     Information on how the Funds voted proxies relating to their portfolio securities during the twelve month period ending June 30, 2006 is available at the Funds' website at http://www.prudentbear.com or on the website of the SEC at http://www.sec.gov.

INVESTMENT ADVISER
   DAVID W. TICE & ASSOCIATES, LLC
   43-46 NORRE GADE, SUITE 137
   ST. THOMAS, U.S. VIRGIN ISLANDS  00802
   HTTP://WWW.PRUDENTBEAR.COM

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
   U.S. BANCORP FUND SERVICES, LLC
   615 EAST MICHIGAN STREET
   P.O. BOX 701
   MILWAUKEE, WISCONSIN  53201
   1-800-711-1848

CUSTODIAN
   U.S. BANK, N.A.
   CUSTODY OPERATIONS
   1555 NORTH RIVERCENTER DRIVE, SUITE 302
   MILWAUKEE, WISCONSIN  53212

DISTRIBUTOR
   QUASAR DISTRIBUTORS, LLC
   615 EAST MICHIGAN STREET
   MILWAUKEE, WISCONSIN  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   PRICEWATERHOUSECOOPERS LLP
   MILWAUKEE, WISCONSIN  53202

LEGAL COUNSEL
   FOLEY & LARDNER LLP
   MILWAUKEE, WISCONSIN  53202

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Prudent Bear Funds, Inc.
                   ----------------------------------------------

     By (Signature and Title) /s/David W. Tice
                              -----------------------------------
                              David W. Tice, President

     Date   May 29, 2007
           ------------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)  /s/David W. Tice
                               ----------------------------------
                               David W. Tice, President

     Date   May 29, 2007
           ------------------------------------------------------

     By (Signature and Title)  /s/David W. Tice
                               ----------------------------------
                               David W. Tice, Treasurer

     Date   May 29, 2007
           ------------------------------------------------------